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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

TRAVELCENTERS OF AMERICA LLC

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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TRAVELCENTERS OF AMERICA LLC

Notice of 2017 Annual Meeting
of Shareholders and Proxy Statement

Friday, May 19, 2017 at 9:30 a.m., Eastern time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

TRAVELCENTERS OF AMERICA LLC

It is our pleasure to invite you to join our Board of Directors and executive officers at TravelCenters of America LLC's 2017 Annual Meeting of Shareholders in Newton, Massachusetts. The enclosed Notice of 2017 Annual Meeting of Shareholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the 2017 Annual Meeting of Shareholders.

We are committed to effectively communicating with our shareholders and explaining the matters to be addressed at our 2017 Annual Meeting of Shareholders. This Proxy Statement includes a Question and Answer section with information that we believe may be useful to our shareholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods or sign and return a proxy card/voting instruction form to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued investment in our Company.

March 1, 2017

On behalf of the Board of Directors,

Lisa Harris Jones
Chair of the Nominating and Governance Committee

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

Friday, May 19, 2017

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Director nominees identified in the accompanying Proxy Statement to the Company's Board of Directors;

2.
Approve the TravelCenters of America LLC Management Incentive Plan;

3.
Ratify the appointment of RSM US LLP as independent auditors to serve for the 2017 fiscal year; and

4.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Directors set February 17, 2017 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled to:

  •
  receive notice of the meeting; and

  •
  vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Shareholders as of the close of business on the record date are invited to attend the 2017 Annual Meeting. All shareholders are encouraged to vote in advance of the 2017 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

March 1, 2017
Newton, Massachusetts

By Order of the Board of Directors,

Jennifer B. Clark
Secretary

Please promptly sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2017 Annual Meeting. See the "Voting Information" section on page 2 for information about authorizing a proxy by telephone or internet, or how to attend the 2017 Annual Meeting and vote your shares in person.

TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

Your vote is important.

ELIGIBILITY TO VOTE

You can vote if you were a shareholder of record at the close of business on February 17, 2017.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Directors	Page 12	FOR	Plurality of all votes cast
2	Approval of the TravelCenters of America LLC Management Incentive Plan	Page 55	FOR	Majority of votes cast
3	Ratification of Independent Auditors*	Page 58	FOR	Majority of votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m. Eastern time on May 18, 2017 to authorize a proxy VIA THE INTERNET.
by phone

Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m. Eastern time on May 18, 2017 to authorize a proxy
 BY TELEPHONE.
You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m. Eastern time on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  Review and download easy to read versions of our Proxy Statement and Annual Report.
  •
  Sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 14 beginning on page 9 of "Questions and Answers" for important details on admission requirements.

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SUMMARY OF PROPOSALS

This summary highlights matters for consideration by shareholders at our 2017 Annual Meeting. You should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Board Nominees (page 15)

Shareholders are being asked to elect the following Directors to our Company's Board of Directors.

Name of Director	Age	Occupation	Committee Memberships

Joseph L. Morea*	61	Former Vice Chairman, Managing Director and head of U.S. Equity Capital Markets at RBC Capital Markets	Audit (Chair), Compensation and Nominating and Governance Committees
Barry M. Portnoy	71	Chairman of The RMR Group LLC	None

*
Independent Director

Approval of the TravelCenters of America LLC Management Incentive Plan (page 55)

Shareholders are being asked to approve the TravelCenters of America LLC Management Incentive Plan. The Company's Board of Directors believes that the Management Incentive Plan may serve to encourage the executive officers of the Company to continue their efforts for the Company by providing opportunities for them to earn cash bonuses and share-based awards which are eligible to be treated as "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Ratification of the Appointment of RSM US LLP as Independent Auditors (page 58)

Shareholders are being asked to ratify the appointment of RSM US LLP as independent auditors of TravelCenters of America LLC for the Company's fiscal year ending December 31, 2017. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the cost, quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. Based on its consideration of these matters, the Audit Committee has appointed RSM US LLP to serve as independent auditors for the fiscal year ending December 31, 2017.

TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement    3

24601 CENTER RIDGE ROAD, SUITE 200
WESTLAKE, OHIO 44145

March 1, 2017

PROXY STATEMENT

The Board of Directors (the "Board") is furnishing this Proxy Statement to solicit proxies to be voted at the 2017 Annual Meeting of Shareholders (the "2017 Annual Meeting") of TravelCenters of America LLC, a Delaware limited liability company (together with its direct or indirect subsidiaries, the "Company," "we," "us" or "our"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Friday, May 19, 2017, at 9:30 a.m., Eastern time.

The mailing address of the Company's principal executive offices is 24601 Center Ridge Road, Suite 200, Westlake, Ohio 44145. The Company commenced mailing to its shareholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access the Company's Proxy Statement and its 2016 Annual Report on Form 10-K on or about March 1, 2017.

All properly executed written proxies, and all properly completed proxies submitted by telephone or internet, that are delivered pursuant to this solicitation will be voted at the 2017 Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to it being exercised at the meeting. These proxies also may be voted at any postponements or adjournments of the meeting.

Only owners of record of shares representing common limited liability company interests, no par value, in the Company ("Common Shares") as of the close of business on February 17, 2017, the record date for the meeting (the "Record Date"), are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of the Common Shares are entitled to one vote for each Common Share held on the Record Date. On February 17, 2017, there were approximately 39,520,536 Common Shares issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2017 ANNUAL MEETING TO BE HELD ON FRIDAY, MAY 19, 2017.

The Notice of 2017 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2016, are available at www.proxyvote.com.

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QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2017 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2017 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K to shareholders for the fiscal year ended December 31, 2016 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2017 Annual Meeting: Jennifer B. Clark, Secretary; Thomas M. O'Brien, Managing Director; and Mark R. Young, Executive Vice President and General Counsel.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m. Eastern time on May 18, 2017 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m. Eastern time on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or

TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement    5

proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m. Eastern time on May 18, 2017 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m. Eastern time on the day immediately preceding the date of the reconvened meeting.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 15.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

4. Who may vote at the 2017 Annual Meeting?

Holders of record of Common Shares as of the close of business on February 17, 2017, the Record Date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date.

5. What are my voting choices for each of the proposals to be voted on at the 2017 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Directors

•

vote in favor of both Director nominees;

•

withhold your vote for both Director nominees; or

•

vote in favor of one Director nominee and withhold your vote for the other Director nominee.

The Board recommends a vote FOR both Director nominees.

Plurality of all votes cast
Item 2: Approval of the TravelCenters of America LLC Management Incentive Plan

•

vote in favor of the management incentive plan;

•

vote against the management incentive plan; or

•

abstain from voting on the management incentive plan.

The Board recommends a vote FOR the approval of the TravelCenters of America LLC Management Incentive Plan.

Majority of votes cast
Item 3: Ratification of the Appointment of RSM US LLP as Independent Auditors*	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of votes cast

*
Our Audit Committee, which is 100% comprised of Independent Directors, appoints the Company's independent auditors. Your vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this shareholder vote, among other factors, when it determines to appoint the Company's independent auditors in the future.

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6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy card or authorizing a proxy by internet or telephone?

If you return a signed proxy card or authorize a proxy by internet or telephone and do not specify a choice for a matter, you will be instructing your proxy to vote in the manner recommended by the Board on that matter:

  •
  FOR the election of both Director nominees identified in this Proxy Statement;

  •
  FOR the approval of the TravelCenters of America LLC Management Incentive Plan; and

  •
  FOR the proposal to ratify the appointment of RSM US LLP as independent auditors.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, the following applies:

Non-Discretionary Items. The election of Directors and the approval of the TravelCenters of America LLC Management Incentive Plan are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. The result of the inability of a broker, bank or other nominee to vote on a non-discretionary item for which it has not received specific voting instructions from beneficial owners is referred to as a broker non-vote.

Discretionary Items. The ratification of the appointment of RSM US LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2017 Annual Meeting. The presence, in person or by proxy, of holders of a majority of outstanding Common Shares entitled to vote at the 2017 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of any Item to be voted on at the 2017 Annual Meeting. A proxy marked "WITHHOLD" with respect to Item 1 will have the same effect as an abstention. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Item 1 or Item 2. There can be no broker non-votes on Item 3 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement    7

9. What may I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the 2017 Annual Meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 15.

A shareholder's attendance at the 2017 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2017 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

10. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2017 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2017 Annual Meeting.

Instead of receiving future copies of the proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to the proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

11. When will the Company announce the voting results?

The Company will report the final results in a Current Report on Form 8-K filed with the SEC following the completion of the 2017 Annual Meeting.

12. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow Sodali LLC ("Morrow") to assist with the solicitation of proxies for an estimated fee of $15,000 plus reimbursement of expenses. The Company has agreed to indemnify Morrow against certain liabilities arising out of the Company's agreement with Morrow. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's Directors, officers and employees, and by The RMR Group LLC ("RMR LLC"), its officers and employees and its parent's and subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

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13. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2017 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Investor Relations, or call the Company at (617) 219-1442. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2017 Annual Meeting Information

14. How do I attend the 2017 Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the 2017 Annual Meeting, you must follow these instructions to ensure admission.

All attendees need to bring photo identification for admission. Please note that cameras and audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Directors and officers, shareholders as of the Record Date (February 17, 2017) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

  •
  Record owners: If you are a shareholder who holds shares directly, you need not present any documentation to attend the 2017 Annual Meeting, other than photo identification.

  •
  Beneficial owners: If you are a shareholder who holds shares indirectly through a brokerage firm, bank or other nominee, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 15.

  •
  Authorized named representatives: If you are a shareholder as of the Record Date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify us of your intent by regular mail to our Secretary, by e-mail to secretary@ta-petro.com or by fax to (617) 796-8267. Requests for authorized named representatives to attend the meeting must be received no later than Friday, May 12, 2017, or if the meeting is postponed or adjourned to a later date on or before the 5th business day before the reconvened meeting.

  Please include the following information when submitting your request:

  (1)
  Your name and complete mailing address;

TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement    9

    (2)
    Proof that you owned shares of the Company as of February 17, 2017 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

    (3)
    A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

  Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. For admission to the meeting, the photo ID presented must match the documentation provided in response to item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 219-1442.

15. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2017 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 14 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 14. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

16. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our SEC filings and our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.ta-petro.com, click on "For Investors" and then click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers go to www.ta-petro.com, click on "For Investors," click on "Financials" and click on "SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

17. How can I communicate with the Company's Directors?

Any shareholder or other interested person who wants to communicate with the Company's Directors, individually or as a group, should fill out a report at the Company's website, www.ta-petro.com, call the Company's toll free confidential message system at (800) 758-9705, write to the party for whom the

10    TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement

communication is intended, c/o Secretary, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@ta-petro.com. The communication will then be delivered to the appropriate party or parties.

18. How do I submit a proposal for action at the 2018 Annual Meeting of Shareholders?

A proposal for action to be presented by any shareholder at the Company's 2018 Annual Meeting of Shareholders must be submitted as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by November 1, 2017.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Amended and Restated Limited Liability Company Agreement (our "LLC Agreement") and our Amended and Restated Bylaws (our "Bylaws") and must be received by the Company not later than 5:00 p.m. Eastern time on November 1, 2017 and not earlier than October 2, 2017.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 10 of this Proxy Statement.

TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement    11

ELECTION OF DIRECTORS (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our LLC Agreement and our Bylaws, the Board consists of five members. Pursuant to our LLC Agreement and Bylaws three of our Directors are Independent Directors and two of our Directors are Managing Directors. Our LLC Agreement provides that the Board is divided into three groups, with Directors in each group serving for a term that expires at the third Annual Meeting of Shareholders following his or her election and until a successor is duly elected and qualifies.

A plurality of all the votes cast at the meeting is required to elect a Director at the 2017 Annual Meeting.

Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each Annual Meeting of Shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Directors, officers or shareholders or by others.

Shareholder Recommendations for Nominees. Shareholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o TravelCenters of America LLC, Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by e-mail to secretary@ta-petro.com. A shareholder's recommendation should include any information that the recommending shareholder believes relevant to the Nominating and Governance Committee's consideration. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Shareholder Nominations for Directors. Our Bylaws also provide that a shareholder of the Company may nominate a person for election to the Board provided the shareholder complies with the advance notice provisions set forth in our Bylaws, which include, among other things, requirements as to the proposing shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified documentation and information. For more information on how shareholders can nominate Directors for election to the Board, see "Shareholder Nominations and Other Proposals" beginning on page 33.

Director Qualifications

Directors are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors, qualifications applicable to Independent Directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Director. In accordance with our LLC Agreement and Bylaws, the Board consists of five Directors: two Managing Directors and three Independent Directors. Independent Directors are not employees of the Company or RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of The NASDAQ Stock Market LLC ("Nasdaq") and the SEC. Managing Directors are Directors who have been employees or

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officers of the Company or RMR LLC or have been involved in the Company's day to day activities for at least one year prior to their election. The Board and the Nominating and Governance Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Director candidate be a person of high integrity with a proven record of success in his or her field. Each Director candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Director candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Director, but due consideration is given to the Board's overall balance of diversity of perspectives, backgrounds and experiences.

In addition to other criteria, our Bylaws require that Director candidates submit any additional information required in connection with the Company's regulation by state gambling authorities.

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Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage those risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business requires knowledge of the travel center, convenience store and restaurant businesses and factors impacting those businesses.	• Understanding of, and work experience in, retail-based industries.

The Board must constantly evaluate the Company's strategic direction in light of current trends in retail and fuel marketing, in the travel center, convenience store, trucking, transportation and restaurant industries and in capital markets.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations.

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy.

•

Knowledge of commercial real estate industry.

•

Familiarity with travel center, convenience store and restaurant businesses.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Board is comprised of two Managing Directors and three Independent Directors.

•

Qualifying as a Managing Director in accordance with the requirements of our LLC Agreement and Bylaws.

•

Qualifying as an Independent Director in accordance with the requirements of Nasdaq, the SEC and our LLC Agreement and Bylaws.

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2017 Nominees for Director

The following table sets forth the names of the Director nominees and those Directors who will continue to serve after the 2017 Annual Meeting:

Name	Position	Group	Current Term Expires

Joseph L. Morea*	Independent Director	I	2017
Barry M. Portnoy*	Managing Director	I	2017
Barbara D. Gilmore	Independent Director	II	2018
Thomas M. O'Brien	Managing Director	II	2018
Lisa Harris Jones	Independent Director	III	2019

*
2017 Director nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. Joseph L. Morea for election as an Independent Director in Group I and Mr. Barry M. Portnoy for election as a Managing Director in Group I. Each Director nominee currently serves on the Board. If elected, each nominee would serve until the Company's 2020 Annual Meeting of Shareholders and until his successor is duly elected, subject to his earlier death, resignation or removal.

We expect each nominee for election as a Director will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Director nominees would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such persons are currently qualified to serve as a Director.

The Board of Directors recommends a vote "FOR" the election of both Director nominees.

Directors and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of February 17, 2017, of the Company's Directors, Director nominees and executive officers. The business address of the Directors, Director nominees and executive officers is c/o TravelCenters of America LLC, 24601 Center Ridge Road, Suite 200, Westlake, Ohio 44145. Included in each Director's biography below are the attributes of that Director consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Director qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Director, please see "Election of Directors" beginning on page 12.

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Director Nominees

Joseph L. Morea

Independent Director since 2015

Group/Term: Group I with a term expiring at the 2017 Annual Meeting

Age: 61

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: THL Credit Senior Loan Fund (since 2013); Garrison Capital Inc. (since 2015); Eagle Growth & Income Opportunities Fund (since 2015); RMR Real Estate Income Fund (since 2016)

Mr. Morea was a vice chairman and managing director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012. From 2008 to 2009, Mr. Morea also served as the head of U.S. Investment Banking for RBC Capital Markets. Previously, Mr. Morea was employed as an investment banker, including as a managing director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the chief operating officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc. and a managing director of Equity Capital Markets at Smith Barney, Inc. Prior to working as an investment banker, Mr. Morea was employed as a certified public accountant. Mr. Morea served as a trustee of Equity Commonwealth from 2012 until 2014.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the investment banking industry and public capital markets;

•

demonstrated leadership and management abilities;

•

experience in capital raising and strategic business transactions;

•

experience as a public company director and board committee member;

•

professional training, skills and expertise in, among other things, finance matters; and

•

qualifying as an Independent Director in accordance with the requirements of Nasdaq, the SEC and our LLC Agreement and Bylaws.

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Barry M. Portnoy

Managing Director since 2006

Group/Term: Group I with a term expiring at the 2017 Annual Meeting

Age: 71

Other Public Company Boards: Hospitality Properties Trust (since 1995); Senior Housing Properties Trust (since 1999); Five Star Quality Care, Inc. (since 2001); RMR Real Estate Income Fund (since 2002); Select Income REIT (since 2011); Government Properties Income Trust (since 2009); The RMR Group Inc. (since 2015)

Mr. Portnoy has been one of the managing directors of The RMR Group Inc. ("RMR Inc.") since shortly after its formation in 2015. Mr. Portnoy is a chairman of RMR LLC and was a director of RMR LLC from its founding in 1986 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy is an owner and trustee of ABP Trust, the controlling shareholder of RMR Inc. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, chairman of RMR Advisors LLC since 2015 and a director and a vice president of RMR Advisors LLC since its founding in 2002. Mr. Portnoy has been an owner and director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy was a trustee of Equity Commonwealth from its founding in 1986 until 2014. Prior to his becoming a full time employee of RMR LLC in 1997, Mr. Portnoy was a partner in, and chairman of, the law firm of Sullivan & Worcester LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in, and knowledge of, the travel center industry and commercial real estate industry;

•

leadership position with RMR LLC;

•

extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with RMR LLC; and

•

qualifying as a Managing Director in accordance with the requirements of our LLC Agreement and Bylaws.

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Directors

Barbara D. Gilmore

Independent Director since 2007

Group/Term: Group II with a term expiring at the 2018 Annual Meeting of Shareholders

Age: 66

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Five Star Quality Care, Inc. (since 2004); Government Properties Income Trust (since 2009)

Ms. Gilmore has served as a professional law clerk at the United States Bankruptcy Court, Central Division of the District of Massachusetts, since 2001. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

•

experience in public policy matters;

•

experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Director in accordance with the requirements of Nasdaq, the SEC and our LLC Agreement and Bylaws.

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Thomas M. O'Brien

Managing Director since 2006

President and Chief Executive Officer since 2007

Group/Term: Group II with a term expiring at the 2018 Annual Meeting of Shareholders

Age: 50

Other Public Company Boards: VirnetX Holding Corporation (since 2007)

Mr. O'Brien has been an executive vice president of RMR LLC since 2008, and before then was a senior vice president from 2006 to 2008 and a vice president from 1996 to 2006. Since 2007, Mr. O'Brien has been a director of NATSO, Inc., a not for profit trade association engaged in activities intended to support the travel center industry. Mr. O'Brien was the president and a director of RMR Advisors LLC from 2002 until 2007 and president of certain predecessor funds of RMR Real Estate Income Fund since their respective formations (the earliest of which was in 2002) until 2007. From 2002 through 2003, Mr. O'Brien was executive vice president of Hospitality Properties Trust, where he had previously served as chief financial officer and treasurer since 1996. Prior to joining RMR LLC, Mr. O'Brien was employed by Arthur Andersen LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the travel center industry and commercial real estate, and demonstrated management abilities;

•

role as the President and Chief Executive Officer for the past nine years;

•

experience as a Chief Financial Officer of a public company;

•

experience as a public company director;

•

experience as a director and officer of a national trade association focused on the advancement of travel center industry interests;

•

institutional knowledge earned through prior service on the Board and in key management positions with RMR LLC; and

•

qualifying as a Managing Director in accordance with the requirements of our LLC Agreement and Bylaws.

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Lisa Harris Jones

Independent Director since 2013

Group/Term: Group III with a term expiring at the 2019 Annual Meeting of Shareholders

Age: 48

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: Senior Housing Properties Trust (since 2015)

Ms. Harris Jones is the founding member of Harris Jones & Malone, LLC, a law firm based in Maryland. Since founding Harris Jones & Malone, LLC in 2000, Ms. Harris Jones has represented a wide range of clients, focusing her practice in government relations and procurement at both the state and local levels. Prior to founding Harris, Jones & Malone, LLC, Ms. Harris Jones was associated with other Maryland law firms from 1993 to 1999, and she has represented the City of Baltimore and many of its agencies and related quasi-public entities in various real estate development and financing transactions. In addition to her professional accomplishments, Ms. Harris Jones has held leadership positions in many community service and civic organizations for which she has received recognitions and awards, including being the recipient of the YWCA Greater Baltimore Special Leadership Award in 2012.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

•

experience in public policy matters;

•

experience in real estate matters;

•

demonstrated leadership capability as an entrepreneur and founding member of a law firm;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Director in accordance with the requirements of Nasdaq, the SEC and our LLC Agreement and Bylaws.

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Executive Officers

Thomas M. O'Brien

President and Chief Executive Officer since 2007

Age: 50

Mr. O'Brien has been the Company's President and Chief Executive Officer since 2007, in addition to being one of the Company's Managing Directors and having other experience as described above. Mr. O'Brien has been an executive vice president of RMR LLC since 2008.

Andrew J. Rebholz

Executive Vice President, Chief Financial Officer and Treasurer since 2007

Age: 51

Mr. Rebholz has been a senior vice president of RMR LLC since 2007. Previously, Mr. Rebholz served as the Company's Senior Vice President and Controller since 2007. Prior to that time, he served as vice president and controller of TravelCenters of America, Inc., the Company's predecessor, since 2002, and as corporate controller of the Company's predecessor prior to that since 1997.

Mark R. Young

Executive Vice President and General Counsel since 2007

Age: 54

Mr. Young has been a senior vice president of RMR LLC since 2011. Previously, Mr. Young served as vice president of Leasing and associate general counsel of RMR LLC from 2006 to 2007. Prior to that time, he served as assistant vice president and associate general counsel of RMR LLC since 2001. Prior to 2001, Mr. Young held various positions at CMGI, Inc., Staples, Inc., Wilmer, Cutler, Pickering, Hale and Dorr LLP and Sullivan & Worcester LLP.

Michael J. Lombardi

Executive Vice President since 2007

Age: 65

Mr. Lombardi served the Company's predecessor in this capacity since 2007 and previously as senior vice president of Sales since 2006. Prior to joining the Company's predecessor, Mr. Lombardi was employed for seven years in senior positions in the global marketing and customer service divisions of Ford Motor Company and prior to that for thirteen years in the retail marketing division of British Petroleum plc.

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Barry A. Richards

Executive Vice President since 2010

Age: 64

Mr. Richards served as the Company's Senior Vice President, Food, since 2008 and prior to that as Vice President, Restaurants, since 2007. Prior to that time, Mr. Richards served the Company's predecessor as a regional vice president since 2007 and as a district manager since 2001.

William E. Myers II

Senior Vice President and Chief Accounting Officer since 2014

Age: 50

Mr. Myers previously served as vice president, Technical Accounting and Reporting of Eaton plc. since 2010. Prior to that, Mr. Myers was director of financial reporting at Whirlpool Corporation from 2007 to 2010.

There are no family relationships among any of the Company's Directors or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR LLC provides management services to public and private companies, including the Company, Government Properties Income Trust, Hospitality Properties Trust, Select Income REIT, Senior Housing Properties Trust, Five Star Quality Care, Inc., Sonesta International Hotels Corporation and Affiliates Insurance Company. Government Properties Income Trust is a public real estate investment trust ("REIT") that primarily invests in properties that are majority leased to government tenants ("GOV"). Hospitality Properties Trust is a public REIT that owns hotels and travel centers ("HPT"). Select Income REIT is a public REIT that primarily owns net leased, single tenant properties ("SIR"). Senior Housing Properties Trust is a public REIT that primarily owns healthcare, senior living and medical office buildings ("SNH"). Five Star Quality Care, Inc. is a public real estate based operating company in the healthcare and senior living services business ("FVE"). Sonesta International Hotels Corporation is a private company that operates and franchises hotels, resorts and cruise ships. Affiliates Insurance Company is a private Indiana insurance company ("AIC"). RMR LLC is a majority owned subsidiary of RMR Inc., a public company whose controlling shareholder is ABP Trust, which is majority owned by one of our Managing Directors and to which RMR LLC provides management services. RMR Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment adviser to the RMR Real Estate Income Fund, which is an investment company registered under the Investment Company Act of 1940, as amended ("RIF"). Tremont Realty Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment advisor that advises private funds and separately managed accounts that invest in commercial real estate debt, including secured mortgage debt and mezzanine financing opportunities. The foregoing entities may be considered to be affiliates of the Company.

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DIRECTOR COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share awards granted to Directors and making recommendations to the Board regarding cash compensation paid to Directors in each case for Board, committee and committee chair services. The Compensation Committee is also responsible for recommending to the Board the amount of any additional cash compensation payable to a Director for serving as the Board's liaison to the Company's Gaming Compliance Committee. Managing Directors do not receive cash compensation for their services as Directors but do receive Common Share awards for their Board service. The number of Common Shares awarded to each Managing Director for Board service is the same as the number awarded to each Independent Director.

All Directors receive compensation in Common Shares to align the interests of Directors with those of the Company's shareholders. To this end, the Company's Governance Guidelines codify its expectation that, subject to certain exemptions, each Director retain at least 50,000 Common Shares within five years of the later of: (i) June 19, 2014 or (ii) the Annual Meeting of Shareholders at which the Director was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Director to the Board.

In determining the amount and composition of Director compensation, the Compensation Committee and the Board take various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to directors or trustees by comparable companies, including the compensation of directors and trustees of other companies managed by RMR LLC. The Board reviews the Compensation Committee's recommendations regarding Independent Director cash compensation and determines the amount of such compensation.

2016 Annual Director Compensation

Each Independent Director received an annual fee of $40,000 for services as a Director, plus a fee of $1,000 for each meeting attended prior to May 19, 2016 and a fee of $1,250 for each meeting attended on or after May 19, 2016. Up to two $1,000 or $1,250 fees, as applicable, were or are paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were or are held on the same date. Each Independent Director and Managing Director received an award of 9,000 Common Shares in 2016.

Each Independent Director who served as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees received an additional annual fee of $20,000, $10,000 and $10,000, respectively. On August 5, 2016, in accordance with the Company's Gaming Compliance Plan, the Board established a non-Board committee, called the Gaming Compliance Committee, to assist the Company in monitoring activities relating to the Company's continuing qualifications under applicable gaming laws and designated a member of the Audit Committee to serve as the Board's liaison to this committee. The Board liaison to the Gaming Compliance Committee receives an annual fee of $5,000 for this service, or a pro rata portion of such amount for service of less than a year. Directors are reimbursed for travel expenses they incur in connection with their duties as Directors and for out of pocket costs they incur in connection with their attending certain continuing education programs.

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The following table details the total compensation of the Directors for the year ended December 31, 2016 for services as a Director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Barbara D. Gilmore	$74,750	$60,300	$—	$135,050
Lisa Harris Jones	81,000	60,300	—	141,300
Arthur G. Koumantzelis(3)	51,000	60,300	—	111,300
Joseph L. Morea	89,750	60,300	—	150,050
Thomas M. O'Brien(4)	—	60,300	—	60,300
Barry M. Portnoy(4)	—	60,300	—	60,300

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director in 2016. In addition to the $40,000 annual cash fees, each of Ms. Gilmore, Ms. Harris Jones and Mr. Morea earned an additional $10,000, $10,000 and $20,000, respectively, for service as a committee chair in 2016. In addition, Ms. Harris Jones earned $5,000 for her service as the Board's liaison to the Gaming Compliance Committee. Ms. Gilmore, Ms. Harris Jones and Messrs. Koumantzelis and Morea earned an additional $24,750, $26,000, $11,000 and $24,750, respectively, in fees for meetings attended in 2016. Mr. Morea also received a fee of $5,000 for serving as the Chair of the Special Committee of the Board that was formed in connection with the Company's consideration and negotiation of an amendment to, and other transactions in connection with, the transaction agreement entered into with HPT in June 2015 relating to certain sale leaseback and purchases of travel centers and other properties and related transactions, which are further described elsewhere in this Proxy Statement under "Certain Related Person Transactions."

(2)
Equals 9,000 Common Shares multiplied by the closing price of such shares on the award date, May 19, 2016. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards to Directors vest at the time the award is granted.

(3)
Mr. Koumantzelis served as an Independent Director until his retirement on June 30, 2016.

(4)
Managing Directors do not receive cash compensation for their services as Directors. The compensation of Mr. O'Brien for his services as President and Chief Executive Officer is described below under "Executive Compensation."

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CORPORATE GOVERNANCE

The Company is committed to corporate governance which promotes the long term interests of our shareholders, strengthens Board and management accountability and helps build trust of investors and others in the Company. The Board has established Governance Guidelines which provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Director responsibilities, Board meetings and communications, Board committees, Director access to management and independent advisers, Director compensation and share ownership guidelines, Director orientation and continuing education, executive development and succession planning, related person transactions, annual performance evaluation of the Board and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.ta-petro.com, click on "For Investors" and then "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 16 in the "Questions and Answers" section on page 10.

Board Leadership Structure

The Board is comprised of five Directors, including three Independent Directors and two Managing Directors. All Directors play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as directors or members of senior management in public, private for profit and nonprofit organizations and law firms. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. The Board is small, which facilitates informal discussions and communication from management to the Board and among Directors.

We do not have a Chairman of the Board or a lead Independent Director. Our President and Chief Executive Officer is one of the Company's Managing Directors and one or more of the Company's other executive officers regularly attend Board and Board committee meetings, as does our Director of Internal Audit. Other officers of the Company may also attend Board and Board committee meetings as, on occasion, may officers of RMR LLC, in each case at the invitation of the Board or Board committees. Special meetings of the Board may be called at any time by written request to our Secretary of a majority of our Directors then in office. Our Managing Directors, in consultation with the Company's management, set the agenda for Board meetings. Any Director may suggest agenda items and raise other matters at meetings. Discussions at Board meetings are led by the Managing Director or Independent Director who is most knowledgeable on a subject.

Pursuant to the Company's Governance Guidelines, the Company's Independent Directors are expected to meet in regularly scheduled meetings at which only Independent Directors are present. It is expected that these executive sessions will occur at least twice per year in conjunction with regularly scheduled Board meetings. The presiding Director at these meetings is the Chair of the Audit Committee, unless the Independent Directors in attendance select another Independent Director to preside. Our Independent Directors also meet to consider Company business without the attendance of the Managing Directors or officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such meetings of the Company's Independent

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Directors, the Chair of the Audit Committee presides unless the Independent Directors determine otherwise.

In 2016, the Board held eight meetings. In 2016, each Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served. All of the Directors attended last year's Annual Meeting of Shareholders. The Company's policy with respect to Board members' attendance at meetings of the Board and Annual Meetings of Shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.ta-petro.com.

Independence of Directors

Under the corporate governance listing standards of Nasdaq, the Board must consist of a majority of Independent Directors. To be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

  •
  the Board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, the Board has adopted written Governance Guidelines as described below.

Our LLC Agreement and Bylaws also require that a majority of the Board be Independent Directors. Under our LLC Agreement and Bylaws, Independent Directors are not employees of the Company or RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of Nasdaq and the SEC.

The Board affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors or directors of the Company's subsidiaries. In making independence determinations, the Board observes Nasdaq and SEC criteria, as well as our LLC Agreement and Bylaws. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, the Board has determined that Barbara D. Gilmore, Lisa Harris Jones and Joseph L. Morea currently qualify as independent directors, and Arthur G. Koumantzelis, until his retirement on June 30, 2016, qualified as an independent director, under applicable Nasdaq rules and SEC criteria and are Independent Directors under our LLC Agreement and Bylaws. In making these determinations, the Board reviewed and discussed additional information provided by the Directors and the Company with regard to each of the Directors' relationships with the Company, RMR Inc. or RMR LLC and the other companies to which RMR LLC and its affiliates provide management and advisory services. The Board has concluded that none of these three current Independent Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

26    TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement

Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Each of these committees has adopted a written charter, which is available on our website, www.ta-petro.com, by clicking on "For Investors" and then "Governance." Shareholders may also request copies free of charge by writing to Investor Relations, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of Independent Directors and an Independent Director serves as Chair of each committee. The Chairs of the Audit Committee, Compensation Committee and Nominating and Governance Committee set the agendas for their respective committee meetings, but any Director, member of management or the Director of Internal Audit may suggest agenda items to be considered by these committees. Additionally, the charter of each of our Audit Committee, Compensation Committee and Nominating and Governance Committee provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided on the following pages.

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Audit Committee

Joseph L. Morea Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and mitigating the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Barbara D. Gilmore and Lisa Harris Jones
Meetings Held in 2016: 9

Purpose and Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (1) the Company's accounting and financial reporting processes; (2) the audits of the Company's financial statements and internal control over financial reporting; (3) the Company's compliance with legal and regulatory requirements; and (4) the Company's internal audit function generally. Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor regarding financial reporting. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit. A member of the Audit Committee is designated to serve as liaison to the Company's Gaming Compliance Committee.

Independence:
Each member of the Audit Committee meets the independence requirements of Nasdaq, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Morea is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and Nasdaq. The Board's determination that Mr. Morea is the Audit Committee's financial expert was based on his: (i) experience in and knowledge of the investment banking industry and public capital markets; (ii) experience in capital raising and strategic business transactions; (iii) experience as a public company director and board committee member; and (iv) previous employment as a certified public accountant.

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Compensation Committee

Barbara D. Gilmore Committee Chair

"The Compensation Committee regularly evaluates the Company's compensation practices and considers the incentives and risks associated with the Company's compensation practices."

Additional Committee Members: Lisa Harris Jones and Joseph L. Morea
Meetings Held in 2016: 5

Purpose and Primary Responsibilities:
The purpose of the Compensation Committee is to discharge directly, or assist the Board in discharging, its responsibilities related to: (1) the evaluation of the performance and compensation of the Chief Executive Officer, the Chief Financial Officer and any other executive officer of the Company, the Director of Internal Audit of the Company and the business and property management services provider to the Company; (2) the compensation of the Directors; and (3) the approval, evaluation and administration of any equity compensation plans of the Company. Under its charter, the Compensation Committee is responsible for the determination and approval of any compensation payable by the Company to the Chief Executive Officer, the Chief Financial Officer and any other senior executive of the Company who is also an officer of the business and property management services provider to the Company and any equity based compensation and the determination and recommendation to the Board of any cash compensation payable to any other senior executive of the Company. The Compensation Committee is also responsible for the evaluation and recommendation to the Board of the cash compensation payable by the Company to the Directors for Board and committee service and the annual evaluation of the performance of the Director of Internal Audit and the determination of his or her compensation. In addition, the Compensation Committee is responsible for the annual review of any business and property management agreement of the Company with the business and property management services provider to the Company, the proposal and approval of amendments to or termination of any business and property management agreement of the Company with any such provider to the Company and the review of amounts payable by the Company under any such management agreements.

Independence:
Each member of the Compensation Committee meets the independence requirements of Nasdaq, the Exchange Act and the Company's Governance Guidelines.

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Nominating and Governance Committee

Lisa Harris Jones Committee Chair

"The Nominating and Governance Committee regularly evaluates the Board's leadership structure and corporate governance to promote the best long term interests of the Company."

Additional Committee Members: Barbara D. Gilmore and Joseph L. Morea
Meetings Held in 2016: 4

Purpose and Primary Responsibilities:
The principal purposes of the Nominating and Governance Committee are: (1) to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each Annual Meeting of Shareholders (or special meeting of shareholders at which Directors are to be elected) or when vacancies occur; (2) to perform certain assessments of the Board and Company management; and (3) to develop and recommend to the Board a set of governance principles applicable to the Company. Under its charter, the Nominating and Governance Committee is also responsible for overseeing the evaluation of Company management to the extent not overseen by the Compensation Committee or another committee of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of Nasdaq, the Exchange Act and the Company's Governance Guidelines.

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Board Oversight of Risk

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  Management implements risk management and RMR LLC and the Company's Director of Internal Audit help management evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by management, and management implements risk management in its activities. The Company's Director of Internal Audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by management, RMR LLC and other service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, management of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Audit Committee meets at least quarterly and reports its findings to the Board. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews annually, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate measures to enhance or improve the effectiveness of the Company's risk management.

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The Compensation Committee evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business management agreement, including any perceived risks created by compensation arrangements. Also, the Compensation Committee and the Board consider that the Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Shareholder Engagement

Shareholders may effectively communicate a point of view to the Board in a number of ways, including:

  •
  recommending candidates for election to the Board;

  •
  participating in the advisory vote to approve executive compensation;

  •
  participating in the advisory vote on the frequency of future advisory votes to approve executive compensation;

  •
  directing communications to individual Directors or the entire Board; and

  •
  attending the Annual Meeting of Shareholders.

Communication with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Directors. Communications should be addressed to Directors in care of the Secretary, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, by email to secretary@ta-petro.com or sent by filling out a report at the Company's website, www.ta-petro.com. In addition, shareholders and other interested parties may call the Company's toll free confidential message system at (800) 758-9705.

Code of Business Conduct and Ethics

The Company has adopted the Code to, among other things, provide guidance to its and its subsidiaries' Directors, officers and employees and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees to ensure compliance with applicable laws and regulations.

The Company's shareholders, Directors, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (800) 758-9705; by e-mailing Internal.Audit@ta-petro.com; or by filling out a report by visiting the Company's website, www.ta-petro.com, clicking "For Investors," clicking "Governance" and then clicking

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"Report Form." We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.

Director Share Ownership Policy

All Directors receive compensation in Common Shares to align the interests of Directors with those of the Company's shareholders. The Governance Guidelines codify the Company's expectation that, subject to certain exemptions, each Director retain at least 50,000 Common Shares within five years of the later of: (i) June 19, 2014 or (ii) the Annual Meeting of Shareholders at which the Director was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Director to the Board.

Trading Policies

Pursuant to the Company's insider trading policy, Directors and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security.

The Company's insider trading policy generally prohibits (i) the Company's Directors and officers, (ii) the directors and officers of the Company's subsidiaries, (iii) RMR Inc. and its directors and officers, (iv) other employees of the Company and its subsidiaries and (v) RMR LLC and its officers and employees, to the extent they are involved in RMR LLC's services to the Company, from, directly or indirectly through family members or others, purchasing or selling Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of RMR Inc. and the other public companies to which RMR LLC provides management or advisory services on the basis of material, non-public information learned in the course of performing services for those companies.

Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 44 for a detailed discussion of the Company's executive compensation program.

Shareholder Nominations and Other Proposals

Director Nominations and Shareholder Proposals for the 2018 Annual Meeting of Shareholders: In order for a shareholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2018 Annual Meeting of Shareholders, the shareholder must comply with the advance notice and other requirements set forth in our LLC Agreement and Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

Deadline to Submit Nominations and Proposals for the 2018 Annual Meeting of Shareholders under our LLC Agreement and our Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2018 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of our Bylaws, not later than 5:00 p.m. Eastern time on November 1, 2017 and not earlier than October 2, 2017; provided, that, if the date of the 2018 Annual Meeting of Shareholders is more than 30 days earlier or later than May 19, 2018, then a shareholder's notice must be so delivered

TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement    33

not later than 5:00 p.m. Eastern time on the tenth day following the earlier of the day on which (i) notice of the date of the 2018 Annual Meeting of Shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2018 Annual Meeting of Shareholders is first made by the Company.

Deadline to Submit Proposals for the 2018 Annual Meeting of Shareholders for Purposes of Rule 14a-8: Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before November 1, 2017 in order to be eligible to be included in the proxy statement for the 2018 Annual Meeting of Shareholders; provided, that, if the date of the 2018 Annual Meeting of Shareholders is more than 30 days before or after May 19, 2018, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

The foregoing description of the requirements for a shareholder to propose a nomination for election to the Board at an Annual Meeting of Shareholders or other business for consideration at an Annual Meeting of Shareholders is only a summary and is not a complete listing of all requirements. Copies of our LLC Agreement and Bylaws, including the requirements for shareholder nominations and other proposals, may be obtained by writing to the Company's Secretary at TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Company's Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2016 was:

  •
  a Director, a nominee for Director or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the

34    TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement

disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Directors. In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of the Company's LLC Agreement and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with the Company's policies, LLC Agreement and Bylaws, each as described above. In the case of transactions with the Company by employees of the Company who are not Directors or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.ta-petro.com.

Certain Related Person Transactions

Relationship with HPT. The Company was a 100% owned subsidiary of HPT until HPT distributed the Common Shares it then owned to its shareholders in 2007. The Company is HPT's largest tenant and HPT is the Company's principal landlord and largest shareholder. As of December 31, 2016, HPT owned 3,420,000 Common Shares, representing approximately 8.7% of the outstanding Common Shares.

One of the Company's Managing Directors, Barry Portnoy, is a managing trustee of HPT. Barry Portnoy's son, Adam Portnoy, is also a managing trustee of HPT, and Barry Portnoy's son-in-law, Ethan Bornstein, is an executive officer of HPT. The Company's other Managing Director, Thomas O'Brien, who is also the Company's President and Chief Executive Officer, was a former executive officer of HPT. RMR LLC provides management services to both the Company and HPT.

Spin-Off Transaction Agreement. In connection with the Company's spin-off from HPT in 2007, the Company entered a transaction agreement with HPT and RMR LLC, pursuant to which the Company granted HPT a right of first refusal to purchase, lease, mortgage or otherwise finance any interest the Company owns in a travel center before it sells, leases, mortgages or otherwise finances that travel center to or with another party, and the Company granted HPT and any other company to which RMR LLC provides management services a right of first refusal to acquire or finance any real estate of the types in which HPT or such other companies invest before the Company does. The Company also agreed that for so long as the Company is a tenant of HPT the Company will not permit: the acquisition by any person or group of beneficial ownership of 9.8% or more of the Company's voting shares or the power to direct the Company's management and policies or any of its subsidiary tenants or guarantors under its leases with HPT; the sale of a material part of the Company's assets or of any such tenant or guarantor; or the cessation of certain of our Directors to continue to constitute a majority of the Board or any such tenant or guarantor. Also, the Company agreed not to take any action that might reasonably be expected to have a material adverse impact on HPT's ability to qualify as a REIT and to indemnify HPT for any liabilities it may incur relating to the Company's assets and business.

HPT Leases. As of December 31, 2016, the Company leased from HPT a total of 198 properties under five leases, four of which the Company refers to as the "TA Leases" and one of which the Company refers to as the "Petro Lease," and which the Company refers to collectively as the "HPT Leases." The number of properties leased, the terms, the minimum annual rents and deferred rent balances owed by

TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement    35

the Company under the HPT Leases as of December 31, 2016 were as follows (dollar amounts in thousands):

	Number of Travel Sites	Initial Term End Date(1)	Minimum Annual Rent as of December 31, 2016	Deferred Rent(2)

TA Lease 1	40	December 31, 2029	$51,435	$27,421
TA Lease 2	40	December 31, 2028	52,327	29,107
TA Lease 3	39	December 31, 2026	52,665	29,324
TA Lease 4	39	December 31, 2030	47,996	21,233
Petro Lease	40	June 30, 2032	67,573	42,915
Total	198		$271,996	$150,000

(1)
The Company has two renewal options of 15 years each under each of the HPT Leases.

(2)
Pursuant to a rent deferral agreement with HPT, from July 2008 through December 31, 2010, HPT deferred a total of $150.0 million of rent payable by the Company, which remained outstanding as of December 31, 2016. This deferred rent obligation was subsequently allocated among the HPT Leases and is due at the end of the respective initial term end dates for the TA Leases noted above. Deferred rent for the Petro Lease is due and payable on June 30, 2024. Deferred rent is subject to acceleration at HPT's option upon an uncured default by, or a change in control of, the Company.

The HPT Leases are "triple net" leases that require the Company to pay all costs incurred in the operation of the leased properties, including costs related to personnel, utilities, inventory, acquisition and provision of services to customers, insurance, real estate and personal property taxes, environmental related expenses, underground storage tank removal costs and ground lease payments at those properties at which HPT leases the property and subleases it to the Company. The Company is also generally required to indemnify HPT for certain environmental matters and for liabilities that arise during the terms of the leases from ownership or operation of the leased properties and, at lease expiration, the Company is required to pay an amount equal to an estimate of the cost of removing underground storage tanks on the leased properties. The Company has granted to HPT in the HPT Leases a right of first refusal to acquire or finance any properties that the Company determines to acquire.

The HPT Leases require the Company to maintain the leased properties, including structural and non-structural components. Under the HPT Leases, the Company may request that HPT purchase approved amounts of renovations, improvements and equipment at the leased properties in return for increases in the Company's minimum annual rent according to the following formula: the minimum annual rent will be increased by an amount equal to the amount paid by HPT multiplied by the greater of (i) 8.5% or (ii) a benchmark U.S. Treasury interest rate plus 3.5%. During the year ended December 31, 2016, we sold to HPT approximately $109.9 million of improvements that the Company previously made to properties leased from HPT, and, as a result, the Company's minimum annual rent payable to HPT increased by approximately $9.3 million. At December 31, 2016, the Company's property and equipment balance included approximately $57.2 million of improvements of the type that the Company typically requests that HPT purchase for an increase in minimum annual rent; however, HPT is not obligated to purchase these improvements.

The Company recognized rent expense of approximately $250.0 million for the year ended December 31, 2016 under the HPT Leases.

In addition to the payment of minimum annual rent, the TA Leases provide for payment to HPT of percentage rent, beginning in 2016, based on increases in total nonfuel revenues over base year levels (3% of nonfuel revenues above 2015 nonfuel revenues) and the Petro Lease provides for payment to HPT of percentage rent based on increases in total nonfuel revenues over base year levels (3% of nonfuel revenues above 2012 nonfuel revenues). HPT waived $372,000 of percentage rent under the Petro Lease for the year ended December 31, 2016, pursuant to an agreement the Company and HPT entered in 2011. As of June 30, 2016, HPT had cumulatively waived all of the $2.5 million of percentage rent it previously agreed to waive. The total amount of percentage rent (which is net of any waived amounts) that the Company incurred during the year ended December 31, 2016 was approximately $1.3 million.

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On June 1, 2015, the Company and HPT entered into a transaction agreement that provided, among other things, for the subdivision, expansion and amendment of the Company's prior leases with HPT and the Company's sale to, and leaseback from, HPT specified travel center properties, including, upon the completion of their development by the Company, five travel centers at purchase prices equal to their development costs. The following transactions were completed in 2016 in connection with this transaction agreement:

  •
  On March 31, 2016, the Company sold to, and leased back from, HPT one of these development properties for approximately $19.7 million, excluding acquisition related costs. In connection with this transaction, the Company and HPT entered into an amendment to TA Lease 4. The minimum annual rent payable by the Company increased by approximately $1.7 million as a result of the Company's completion of the sale and leaseback of this property.

  •
  On June 22, 2016, the Company entered into an amendment to this transaction agreement to, among other things, replace one of the development properties that the Company had agreed to sell to, and leaseback from, HPT with two alternative existing travel centers owned by the Company. On June 22, 2016, pursuant to this transaction agreement, as amended, the Company sold to, and leased back from, HPT these two alternative travel centers for approximately $23.9 million, excluding acquisition related costs. In connection with this amendment, the Company also entered into amendments to each of the HPT Leases which, among other things, added the two alternative travel centers that the Company sold to HPT and extended the term of the Petro Lease to 2032. The minimum annual rent payable by the Company increased by approximately $2.0 million as a result of the Company's completion of the sale and leaseback of these two alternative travel centers.

  •
  On June 30, 2016, the Company sold to, and leased back from, HPT one of the development properties for approximately $22.3 million, excluding acquisition related costs. In connection with this transaction, the Company entered into an amendment to TA Lease 2. The minimum annual rent payable by the Company increased by approximately $1.9 million as a result of the Company's completion of the sale and leaseback of this property.

  •
  On September 30, 2016, the Company sold to, and leased back from, HPT one of the development properties for approximately $16.6 million, excluding acquisition related costs. In connection with this transaction, the Company entered into an amendment to TA Lease 2. The minimum annual rent payable by the Company increased by approximately $1.4 million as a result of the Company's completion of the sale and leaseback of this property.

The Company currently expects to sell the one remaining development property that it agreed to sell to HPT pursuant to this transaction agreement during the second quarter of 2017 at a purchase price equal to its development cost, not to exceed $29.0 million.

On August 13, 2013, the travel center located in Roanoke, VA that the Company leased from HPT was taken by eminent domain proceedings brought by the Virginia Department of Transportation ("VDOT") in connection with planned highway construction. In January 2014, HPT received proceeds from VDOT of approximately $6.2 million, which is a substantial portion of VDOT's estimate of the value of the property, and, as a result, the minimum annual rent payable by the Company to HPT under the then applicable lease was reduced by $525,000 effective January 6, 2014. The Company and HPT are challenging VDOT's estimate of this property's value and the Company expects that the final resolution of this matter will take considerable time.

On September 14, 2016, HPT purchased a vacant land parcel located adjacent to a property that the Company leases from HPT in Holbrook, AZ for approximately $325,000; and the Company and HPT amended TA Lease 4 to add this parcel and the minimum annual rent under TA Lease 4 increased by approximately $28,000.

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Relationships With RMR LLC and Others Related to It. The Company has relationships and historical and continuing transactions with RMR LLC, RMR Inc. and others related to them. RMR LLC is a subsidiary of RMR Inc. One of the Company's managing directors, Barry Portnoy, is a managing director and controlling shareholder (through ABP Trust) of RMR Inc. and an officer of RMR LLC, and his son, Adam Portnoy, is a managing director, president and chief executive officer and controlling shareholder (through ABP Trust) of RMR Inc. and an officer of RMR LLC. ABP Trust is owned by Adam Portnoy and Barry Portnoy. Adam Portnoy and Barry Portnoy also own class A membership units of RMR LLC (through ABP Trust). The Company's other Managing Director, Thomas O'Brien, who is also the Company's President and Chief Executive Officer, Andrew Rebholz, the Company's Executive Vice President, Chief Financial Officer and Treasurer, and Mark Young, the Company's Executive Vice President and General Counsel, are officers and employees of RMR LLC. RMR LLC provides management services to HPT and HPT's executive officers are officers and employees of RMR LLC. The Company's Independent Directors also serve as independent directors or independent trustees of other companies to which RMR LLC, or its affiliates, provides management services. Barry Portnoy serves as a managing director or managing trustee of all of the public companies to which RMR LLC, or its affiliates, provides management services and Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC, or its affiliates, provides management services.

Because at least 80% of Messrs. O'Brien's, Rebholz's and Young's business time was devoted to services to the Company during 2016, 80% of Messrs. O'Brien's, Rebholz's and Young's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Messrs. O'Brien, Rebholz and Young are also eligible to participate in certain RMR LLC benefit plans. The Company believes the compensation it paid to these officers reasonably reflected their division of business time and efforts; however, periodically, these individuals may divide their business time and efforts differently than they do currently and their compensation from the Company may become disproportionate to this division.

The Company has two agreements with RMR LLC to provide management services to the Company: (i) a business management agreement, which relates to various aspects of the Company's business generally, including, but not limited to, services related to compliance with various laws and rules applicable to the Company's status as a public company, advice and supervision with respect to the Company's travel centers, site selection for properties on which new travel centers may be developed, identification of, and purchase negotiation for, travel center and convenience store properties and companies, accounting and financial reporting, capital markets and financing activities, investor relations and general oversight of the Company's daily business activities, including legal matters, human resources, insurance programs, management information systems and the like, and (ii) a property management agreement under which RMR provides building management services to the Company for its headquarters building. Both of these management agreements are described below, see "—Management Agreements With RMR LLC."

Management Agreements With RMR LLC. RMR LLC provides business management services to us pursuant to a business management agreement. Under the Company's business management agreement, it pays RMR LLC an annual business management fee equal to 0.6% of the sum of the Company's gross fuel margin (which is the Company's fuel sales revenues less its cost of fuel sales) plus its total nonfuel revenues. The fee is payable monthly based on the prior month's margins and revenues. The Company recognized aggregate fees of approximately $14.2 million for 2016 under the business management agreement.

The current term of the Company's business management agreement with RMR LLC ends on December 31, 2017, and automatically renews for successive one year terms unless the Company or RMR LLC gives notice of non-renewal before the end of an applicable term. RMR LLC may terminate the business management agreement upon 120 days' written notice, and the Company has the right to terminate the business management agreement upon 60 days' written notice, subject to approval by a majority vote of the Company's Independent Directors. If the Company terminates or does not renew the business management agreement other than for cause, as defined, the Company is obligated to pay

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RMR LLC a termination fee equal to 2.875 times the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of termination or non-renewal.

The Company has a property management agreement with RMR LLC under which RMR LLC provides building management services to the Company for its headquarters building. The current term of the property management agreement ends on July 31, 2017, and automatically renews for successive one year terms unless the Company or RMR LLC gives notice of non-renewal before the end of the applicable term. The Compensation Committee reviews the property management agreement, evaluates RMR LLC's performance under this agreement and renews, amends or terminates this agreement annually. The Company paid RMR LLC aggregate fees of $153,000 for property management services at its headquarters building for 2016. In August 2016, the property management agreement was amended to increase the property management fees that the Company pays to RMR LLC to $36,000 per year from $30,000 per year.

Expense Reimbursement. The Company is generally responsible for all of its expenses and certain expenses incurred by RMR LLC on its behalf. RMR LLC also provides internal audit services to the Company in return for its share of the total internal audit costs incurred by RMR LLC for the Company and other public companies to which RMR LLC, or its affiliates, provides management services, which amounts are subject to approval by the Compensation Committee. The Audit Committee appoints our Director of Internal Audit. The share of RMR LLC's costs of providing this internal audit function was approximately $235,000 for the year ended December 31, 2016. These allocated costs are in addition to the business management fees paid to RMR LLC.

Transition Services. RMR LLC has agreed to provide certain transition services to the Company for 120 days following termination by the Company or notice of termination by RMR LLC.

Vendors. Pursuant to the Company's business management agreement, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of services to the Company. As part of this arrangement, the Company may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

Share Awards to RMR LLC Employees. The Company has historically granted share awards to certain RMR LLC employees under the Company's equity compensation plans who are not also Directors, officers or employees of the Company. During the year ended December 31, 2016 the Company made annual share awards of 63,000 Common Shares to such persons. Those grants had an aggregate value of $415,800, based upon the closing price of the Common Shares on Nasdaq on the date of grant. One fifth of those share awards vested on the applicable grant dates and one fifth vests on each of the next four anniversaries of the grant dates. These share awards granted to such RMR LLC employees are in addition to both the fees the Company pays to RMR LLC and the Company's share awards to its Directors, officers and employees. In December 2016, the Company purchased 209,000 Common Shares, at the closing price for its Common Shares on Nasdaq on the date of purchase, from certain of the Company's officers and employees and other officers and employees of RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of Common Shares.

On occasion, the Company has entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Share awards previously granted to them under the Company's equity compensation plan. Additionally, each of the Company's President and Chief Executive Officer, Executive Vice President, Chief Financial Officer and Treasurer and Executive Vice President and General Counsel during 2016 received share awards of other companies to which RMR LLC provides management services, including HPT, in their capacities as officers of RMR LLC.

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Relationship with AIC. The Company, HPT and five other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, in equal amounts and are parties to an amended and restated shareholders agreement regarding AIC.

All of the Company's Directors and all of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays RMR LLC a service fee equal to 3.0% of the total annual net earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business.

The Company and the other AIC shareholders participate in a combined property insurance program arranged and insured or reinsured in part by AIC. The Company paid annual premiums, including taxes and fees, of approximately $2.3 million in connection with this insurance program for the policy year ending June 30, 2017, which amount may be adjusted from time to time as the Company acquires and disposes of properties that are included in this insurance program.

Directors' and Officers' Liability Insurance. The Company, RMR Inc., RMR LLC and certain companies to which RMR LLC provides management services, including HPT, participate in a combined directors' and officers' liability insurance policy. This combined policy expires in September 2018. The Company paid an aggregate premium of approximately $91,000 for this policy purchased in August 2016.

Relationship with PTP. Petro Travel Plaza Holdings LLC ("PTP") is a joint venture between the Company and Tejon Development Corporation that owns two travel centers, three convenience stores and one standalone restaurant in California. The Company owns a 40% interest in PTP and operates the two travel centers and three convenience stores PTP owns for which the Company receives management and accounting fees, which totaled $1.1 million for 2016. At December 31, 2016 the Company had a net payable to PTP of approximately $1.4 million. The Company recognized income of approximately $4.6 million during 2016, related to this investment, which is separate from and in addition to the management and accounting fees the Company earned.

The foregoing descriptions of the Company's agreements with RMR Inc., RMR LLC, HPT, AIC and PTP are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC, or its affiliates, provides management services.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Directors and certain persons who own more than 10% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

  •
  to file reports of their ownership of Common Shares with the SEC and Nasdaq; and

  •
  to furnish the Company with copies of the reports.

To the Company's knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2016, our executive officers, Directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports.

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OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Shares by each Director, each Director nominee, each individual named in the Summary Compensation Table on page 50, and our Directors, Director nominees and executive officers as a group, all as of February 17, 2017. Unless otherwise noted, to the Company's knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o TravelCenters of America LLC, 24601 Center Ridge Road, Suite 200, Westlake, Ohio 44145.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares*	Additional Information

Thomas M. O'Brien	1,831,208	4.6%
Barry M. Portnoy	96,911	Less than 1%
			As set forth in the below table, HPT beneficially owns 3,420,000 Common Shares. Barry Portnoy and Adam Portnoy are managing trustees of HPT and managing directors and controlling shareholders of RMR Inc., the managing member and parent of our manager, RMR LLC. HPT has a board comprised of five trustees. Barry Portnoy, Adam Portnoy and RMR LLC may not act to vote or sell the Common Shares owned by HPT without the authorization of the board of trustees of HPT. As a result, Barry Portnoy and Adam Portnoy have determined that they do not beneficially own the Common Shares owned by HPT and therefore the Common Shares owned by HPT are not referenced as beneficially owned by Barry Portnoy in this table.
Barbara D. Gilmore	84,500	Less than 1%	Includes 10,000 Common Shares owned by Ms. Gilmore's husband.
Lisa Harris Jones	34,500	Less than 1%
Joseph L. Morea	27,000	Less than 1%
Andrew J. Rebholz	520,521	1.3%
Michael J. Lombardi	383,385	Less than 1%
Mark R. Young	194,160	Less than 1%
Barry A. Richards	144,467	Less than 1%

All Directors and executive officers as a group (ten persons)	3,360,561	8.5%

*
Amounts exclude fractional shares.

**
Based on approximately 39,520,536 Common Shares outstanding as of February 17, 2017.

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Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Hospitality Properties Trust Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	3,420,000	8.7%	Based on a Schedule 13G/A filed with the SEC on February 4, 2016 by HPT, HPT owns and has sole voting and dispositive power over 3,420,000 Common Shares. Adam Portnoy and Barry Portnoy have determined that they do not beneficially own the Common Shares owned by HPT and therefore the Common Shares owned by HPT are not referenced as beneficially owned by them in this table. See "Additional Information" in the above table.
Capital Research Global Investors ("Capital Research") 333 South Hope Street Los Angeles, California 90071	2,023,750	5.1%	Based on a Schedule 13G/A filed with the SEC on February 13, 2017 by Capital Research, a division of Capital Research and Management Company ("CRMC"), Capital Research is deemed to be the beneficial owner of 2,023,750 Common Shares as a result of CRMC acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.
*
Beneficial ownership of HPT is shown as of December 31, 2015. Based on information provided by HPT, the number of Common Shares beneficially owned by HPT has not changed since December 31, 2015. Beneficial ownership of CRMC is as of December 31, 2016.

**
Our LLC Agreement and other agreements to which the Company is a party place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class or series of the Company's shares. Additionally, the terms of the Company's leases with HPT and the Company's agreement with RMR LLC contain provisions whereby the Company's rights under these agreements may be cancelled by HPT and RMR LLC, respectively, upon the acquisition by any person or group of more than 9.8% of the Company's voting securities or upon other change in control events, as defined. If the violation of these ownership limitations causes a lease or contract default, shareholders causing the default may become liable to the Company or to other shareholders for damages. In addition, in order to help the Company preserve the tax treatment of the Company's net operating losses and other tax benefits, our Bylaws generally provide that transfers of the Company's shares to a person, entity or group that is then, or would become as a result, an owner of 5% or more of the Company's outstanding shares under applicable standards would be void in total for transferees then already owning 5% or more of the Company's shares, and for transferees that would otherwise become owners of 5% or more of the Company's shares, to the extent the transfer would so result in such level of ownership by the proposed transferee and to the extent not approved by the Company. The 5% ownership limitation under our Bylaws is determined based on applicable tax rules. Capital Research has represented to the Company that it does not own 5% or more of the Company's shares under those applicable tax rules or in violation of the 5% ownership limitation under our Bylaws.

The percentages indicated are based on approximately 39,520,536 Common Shares outstanding as of February 17, 2017.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2016 and the factors which affected those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2016, who are the officers for whom compensation disclosure is required to be made in this Proxy Statement under SEC rules. For 2016, the Company's named executive officers were:

Name	Title

Thomas M. O'Brien	President and Chief Executive Officer
Andrew J. Rebholz	Executive Vice President, Chief Financial Officer and Treasurer
Mark R. Young	Executive Vice President and General Counsel
Michael J. Lombardi(1)	Executive Vice President
Barry A. Richards	Executive Vice President

(1)
On February 27, 2017, we entered into a Retirement Agreement with Mr. Lombardi in connection with his retirement from the Company. The Retirement Agreement provides that Mr. Lombardi will continue to serve as the Company's Executive Vice President until June 30, 2017 and will remain employed by the Company through October 2, 2017, after which his employment will terminate. For additional information with respect to this agreement and Mr. Lombardi's retirement, please see Item 9B of the Annual Report.

Compensation Philosophy and Process

The Company's compensation program is designed to help the Company achieve its business objectives, which include increasing, on a long term basis, the value of the Company by improving the Company's financial and operating performance, improving the Company's competitive position within its industry and managing risks facing the Company.

Individual performance is an important factor in determining each element of compensation. The Compensation Committee determines the compensation of the Company's President and Chief Executive Officer, the Executive Vice President, Chief Financial Officer and Treasurer and the Executive Vice President and General Counsel, and determines the amount and terms of share awards to all of the Company's executive officers. The Compensation Committee recommends to the Board and the Board determines all compensation, other than share awards, for the Company's executive officers other than the Company's President and Chief Executive Officer, the Executive Vice President, Chief Financial Officer and Treasurer and the Executive Vice President and General Counsel. There is no formulaic approach to the determinations of a named executive officer's compensation; these determinations are made in the discretion of the Compensation Committee and the Board. Determinations of an executive officer's compensation are also not made as a direct result of benchmarking compensation against that of other companies.

The Compensation Committee and the Board believe it is important to further align the interests of the Company's executive officers with those of the Company's shareholders and therefore have determined that a significant portion of each executive officer's annual compensation will be paid in the form of share awards that vest subject to continued employment over periods ranging from four to nine years from the date of grant. The Compensation Committee and the Board also believe that performance of the Company's executive officers may be improved by paying a substantial portion of each executive officer's cash compensation as an annual bonus. The Compensation Committee and the Board currently limit the annual base salaries of the Company's executive officers and utilize changes in annual cash bonus

44    TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement

amounts as the primary mechanism for effecting annual compensation adjustments for its executive officers.

The primary factor considered by the Compensation Committee and the Board when determining discretionary compensation for the Company's executive officers is the historical cash and equity compensation paid to each executive officer and to the Company's other executive officers with similar responsibilities. However, the Compensation Committee and the Board also consider, among other things, the executive officer's:

  •
  accomplishments during the year;

  •
  ability to identify areas for the Company's improvement and to achieve benefits from those improvements;

  •
  quality of decisions made;

  •
  ability to lead employees both in routine activities and in special projects;

  •
  change in performance as compared to the prior year;

  •
  perceived potential for future development and for assuming additional or alternative duties in the future;

  •
  background, training, education and experience; and

  •
  specific areas of expertise and value to the Company, and the likelihood that the Company could find a suitable replacement on a timely and cost effective basis.

In addition to the consideration of the various factors described in the preceding paragraphs, the Compensation Committee and the Board consider available compensation data for public companies that are engaged in businesses similar to the Company's business or that possess size or other characteristics that are similar to the Company. None of the Company's direct travel center industry competitors are public companies and therefore the Company does not have access to the compensation practices and amounts of those companies. Consequently, in order to obtain a general understanding of current trends in compensation practices and ranges of amounts being awarded by other public companies, the Company compiled and reviewed comparative data from public filings regarding compensation paid by a group of public companies in the following industries: specialty retail; restaurants and leisure; food retail and food and retailing industries.3

Because the primary factor considered by the Compensation Committee and the Board is the historical compensation paid to each individual executive officer and to other executives with similar responsibilities, the Compensation Committee and the Board believe that the Company's compensation philosophy with respect to the Company's executive officers helps limit incentives for management to take excessive risk for short term benefit.

Overview of 2016 Compensation Actions

In September 2016, Ms. Gilmore, the Chair of the Compensation Committee, met with Barry Portnoy, the Company's (non-employee) Managing Director, Adam Portnoy, President and Chief Executive Officer of RMR LLC, and the chairs of the compensation committees of the other public companies to which RMR LLC provides management services. RMR LLC provides management services to the following public companies: the Company, GOV, HPT, SIR, SNH and FVE. The purposes of this meeting were, among other things, to discuss compensation philosophy regarding potential share awards to be made by the Company and to consider the compensation payable to the Company's Director of Internal Audit (who

3
This group of public companies was comprised of Advance Auto Parts, Inc.; Alimentation Couche-Tarde Inc.; AutoZone, Inc.; Brinker International, Inc.; Casey's General Stores, Inc.; Cracker Barrel Old Country Store, Inc.; CST Brands, Inc.; Darden Restaurants, Inc.; Delek US Holdings, Inc.; Energy Transfer Partners, LP; Genuine Parts Company; Jack in the Box Inc.; Murphy USA; Rush Enterprises; Sunoco LP; and Wendy's International, Inc.

TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement    45

provides services to the Company and to other companies to which RMR LLC provides management services), as well as to consider the allocation of internal audit and related services costs among the Company and other companies to which RMR LLC provides such services.

At a Compensation Committee meeting in November 2016, the Compensation Committee conducted a review of executive and employee compensation and considered recommendations arising from the September 2016 meeting, recommendations provided by management and other factors such as: (i) the amount of cash compensation historically paid to each executive officer; (ii) the amounts and value of historical share awards made to each executive officer; (iii) the amounts of cash compensation and share awards paid to persons with similar levels of responsibility; (iv) the then current market prices of the Common Shares; (v) the performance of each executive officer during 2016; (vi) each executive officer's expected future contributions to the Company; (vii) each executive officer's relative mix of cash and noncash compensation; (viii) the comparative data about executive compensation trends and amounts that the Company assembled; and (ix) the Company's financial position and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee did not engage a compensation consultant to participate in the determination or recommendation of the amounts or form of compensation for the Company's executive officers. Messrs. O'Brien, Rebholz and Young participated in parts of the Compensation Committee meeting with regard to consideration of compensation generally and to the Company's other officers, but they left that meeting and did not participate in the Compensation Committee's determination and recommendation of their compensation.

Compensation Components

The mix of base salary, cash bonus and equity compensation that the Company pays to its executive officers varies depending on the executive officer's position and responsibilities with the Company. The Compensation Committee does not follow a set formula or specific guidelines in determining how to allocate the compensation components for the executives.

The components of the compensation packages of the Company's executive officers are as follows:

Base Salary

Base salaries are reviewed annually and adjusted, if appropriate, on a subjective basis based upon consideration of a number of factors including, but not limited to, the individual performance factors described above, as well as (i) the historical amount paid to each executive officer; (ii) a comparison of the executive officer's pay to that of other individuals within the Company and the relative responsibilities, titles, roles, experiences and capabilities of such other individuals; (iii) the comparative data about executive compensation trends and amounts that the Company assembled; (iv) the Company's financial position and operating performance throughout the relevant year; and (v) for officers other than the Chief Executive Officer, Chief Financial Officer and General Counsel, an evaluation of the officers' performance provided by Messrs. O'Brien, Rebholz and Young. In 2016, the Company continued its practice of limiting the annual base salaries of the Company's executive officers to a maximum of $300,000, with the exception of Mr. Lombardi whose annual base salary continues to be limited to $339,000, which is the annual base salary amount that was established for him by the Company's predecessor. For 2017, the Compensation Committee determined to maintain the annual base salary for each of the named executive officers at its existing level.

Annual Bonus and Share Award Plan

Each of the Company's executive officers is eligible to receive an annual cash bonus and share award. There is no formulaic approach used in determining the amount of these annual cash bonus and share awards. The cash bonus and share awards are determined on a subjective basis by the Compensation Committee and the Board, as the case may be, based upon consideration of a number of factors, which include the factors taken into account in connection with the base salary determinations discussed above. In addition, in determining cash bonus and share awards for the Company's executive officers, the Compensation Committee and the Board also consider the recommendations of the Chair of the

46    TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement

Compensation Committee, Ms. Gilmore, following her meeting with Mr. Portnoy and the chairs of the compensation committees of other public companies to which RMR LLC provides management services. In light of the limitations imposed on the annual base salaries of the Company's executive officers that are described above, changes in annual cash bonus amounts are the primary mechanism for effecting annual compensation adjustments for the Company's executive officers. For bonus amounts paid to the Company's executive officers for 2016, there were no bonus targets established.

A significant additional factor the Compensation Committee and the Board, as applicable, took into account in determining the amounts of annual cash bonus and share awards for 2016 was the share award amounts awarded in years prior to 2015. In 2015, the cash bonuses awarded to each of the named executive officers were adjusted as a result of the lower share awards made to the Company's named executive officers because of the limited number of Common Shares then remaining available for issuance under the TravelCenters of America LLC 2007 Equity Compensation Plan. On May 19, 2016, the Company's shareholders approved the TravelCenters of America LLC 2016 Equity Compensation Plan (the "2016 Equity Plan"). As a result, the Compensation Committee and the Board determined to revert to an award and bonus scale consistent with that used in years prior to 2015.

For 2016, the Compensation Committee awarded Mr. O'Brien a bonus of $2,020,000 in cash and also awarded him 200,000 Common Shares that are scheduled to vest in ten equal annual installments beginning on the grant date. The shares awarded had a value at the grant date of $1,320,000; the vested portion of the share award was therefore $132,000 as of the grant date. In making this cash bonus and this share award, the Compensation Committee considered, among other things, Mr. O'Brien's performance in leading the Company through 2016; his role in expanding the Company's business, particularly the Company's significant expansion in its convenience store business; his management of capital and operating expenditures in relation to the prevailing business levels; his role in maintaining fuel sales and pricing in order to maintain fuel margin, particularly in light of technological developments, customer demands and regulatory conditions toward increasing truck engine fuel efficiency; his role in positioning the Company in response to increasing fuel conservation and efficiency practices in the marketplace and regulatory requirements; his role in assessing capital market opportunities and opportunistically procuring capital; his role in the Company's regulatory compliance; his development of new, and enhancement of existing, marketing programs, operating initiatives, products and services that take advantage of the Company's competitive strengths to grow the Company's business in a slowly recovering economy and position the Company for future growth; his role in identifying potential acquisitions and structuring and negotiating acquisitions for the Company; his role in the integration of travel centers, convenience stores and restaurants the Company acquired since it began its acquisition program in 2011 with the Company's existing operations and in furtherance of the Company's growth strategies; his role in managing customer, vendor, lender and franchise relations and maximizing the Company's benefits under existing agreements with these parties; and his role in managing risks facing the Company. The Compensation Committee determined that the share award would vest over time to ensure a continuing commonality of interest between Mr. O'Brien and the Company's shareholders, to provide Mr. O'Brien with an incentive to remain with the Company to earn the unvested portion of the award and to encourage appropriate levels of risk taking in his decisions affecting the Company's business in the short term and in the long term. The foregoing description of the share award to Mr. O'Brien during 2016 does not include the share award granted to him in his capacity as one of the Company's Managing Directors.

The annual cash bonuses for Mr. Rebholz and Mr. Young were determined by the Compensation Committee after consideration of similar criteria described above with regard to Mr. O'Brien as applied to Mr. Rebholz's and Mr. Young's respective performances, as applicable, as well as other matters particular to their respective roles. The annual cash bonuses for Messrs. Lombardi and Richards were recommended by the Compensation Committee and approved by the Board based upon the consideration and evaluation of each executive's performance and level of total compensation as well as the other matters noted above with regard to the compensation paid to Messrs. O'Brien, Rebholz and Young. These considerations included, but were not limited to, each executive officer's historical level of total compensation and the Company's financial and operating performance during 2016.

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Because at least 80% of Messrs. O'Brien's, Rebholz's and Young's business time was devoted to services to the Company, 80% of Messrs. O'Brien's, Rebholz's and Young's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Messrs. O'Brien, Rebholz and Young were (and continue to be) also eligible to participate in certain RMR LLC benefit plans and to receive share awards from RMR Inc.

The Company made equity awards under the 2016 Equity Plan to the Company's executive officers and others based upon factors that the Compensation Committee considered relevant to align the interests of the persons to whom awards were made with the Company's business objectives, which include, but are not limited to, increasing, on a long term basis, the value of the Company by improving the Company's prospects, competitive position within its industries and financial and operating performance, managing risks facing the Company, as well as achieving strategic initiatives and objectives. In addition to the award of Common Shares made to Mr. O'Brien during 2016, the Compensation Committee awarded Common Shares to each of the Company's other named executive officers who were employed by the Company at the grant date. These awards ranged in size and value from 60,000 Common Shares, having a grant date value of $396,000, to 100,000 Common Shares, having a grant date value of $660,000. In determining the size of each share award, the Compensation Committee considered the responsibilities of the executive officer, the prior year's share grant, the availability of Common Shares under the 2016 Equity Plan, the relation of the size of the award to the size of the share award made to Mr. O'Brien and other factors, including the executive officer's past and expected future performances and cash bonuses, the total value of the granted shares relative to the value of past grants, 2016 annual cash salaries, the executive officer's tenure with the Company and the Company's operational results during 2016. In each case, the Compensation Committee determined that the share awards would vest in five equal annual installments for those other executive officers (other than Mr. Rebholz whose shares are scheduled to vest in ten equal annual installments), in each case with the first installment being vested on the date of the grant, to ensure a continuing commonality of interest between the recipients and the Company's shareholders, to provide the Company's named executives with an incentive to remain with the Company to earn the unvested portion of the award and to encourage appropriate levels of risk taking in their long term decisions affecting the Company's business.

Other Benefits

The Company's executive officers are entitled to participate in the Company's benefit plans on the same terms as the Company's other employees. These plans include medical, dental and life insurance plans and a defined contribution retirement plan. The Company does not provide other executive perquisites.

All Other Payments

The Summary Compensation Table below includes a column for amounts described as "All Other Compensation." For each of those years, there were no such amounts paid by the Company to the Company's executive officers.

Say on Pay

The Company's current policy, consistent with the prior vote of the Company's shareholders, is to provide shareholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers once every three years at the Annual Meeting of Shareholders. Accordingly, the Company provided shareholders at the 2015 Annual Meeting of Shareholders with an opportunity to approve the compensation of the named executive officers.

In evaluating the Company's compensation process for 2016, the Compensation Committee generally considered the results of the most recent advisory vote of the Company's shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2015 Annual Meeting of Shareholders. The Compensation Committee noted that more than 87% of votes cast by the Company's shareholders at the Company's 2015 Annual Meeting of Shareholders approved the compensation of the named executive officers described in the proxy statement for that meeting. The Compensation Committee considered these voting results as supportive of the committee's general executive compensation practices, which have been consistently applied since that prior vote of the Company's shareholders on the Company's executive compensation.

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REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2016.

Barbara D. Gilmore, Chair Lisa Harris Jones Joseph L. Morea

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Directors listed above. No member of the Compensation Committee is a current, or during 2016 was a former, officer or employee of the Company. In 2016, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent directors or independent trustees and compensation committee members of other public companies to which RMR LLC provides management services. Ms. Gilmore serves as an independent trustee of GOV and an independent director of FVE. Mr. Morea serves as an independent trustee of RIF. Ms. Harris Jones serves as an independent trustee of SNH. In addition, each of our Independent Directors serves as a director of AIC. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

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EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of the Company's President and Chief Executive Officer; Executive Vice President, Chief Financial Officer and Treasurer; Executive Vice President and General Counsel; and Executive Vice Presidents who were serving as such officers as of December 31, 2016, or the Company's "named executive officers". The compensation information for the persons included in the compensation tables are for services rendered to the Company and its subsidiaries and do not include information regarding any compensation received by such persons for services rendered to RMR LLC. For information regarding the compensation paid by RMR LLC and RMR Inc. to RMR Inc.'s named executive officers, please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K and its Proxy Statement on Schedule 14A for its 2017 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Thomas M. O'Brien(3)	2016	$300,000	$2,020,000	$1,380,300	$—	$3,700,300
President and Chief	2015	300,000	2,564,500	1,068,470	—	3,932,970
Executive Officer	2014	300,000	1,720,000	2,024,700	—	4,044,700

Andrew J. Rebholz	2016	300,000	695,000	660,000	—	1,655,000
Executive Vice President,	2015	300,000	957,250	463,000	1,500	1,721,750
Chief Financial Officer and	2014	300,000	570,000	975,000	—	1,845,000
Treasurer

Michael J. Lombardi	2016	339,000	455,000	396,000	1,945	1,191,945
Executive Vice President	2015	339,000	573,625	231,500	1,945	1,146,070
	2014	339,000	360,000	487,500	—	1,186,500

Mark. R. Young	2016	300,000	515,000	396,000	—	1,211,000
Executive Vice President	2015	300,000	618,625	231,500	—	1,150,125
and General Counsel	2014	300,000	375,000	487,500	—	1,162,500

Barry A. Richards	2016	300,000	410,000	396,000	1,987	1,107,987
Executive Vice President	2015	300,000	528,625	231,500	1,987	1,062,112
	2014	267,000	305,000	487,500	—	1,059,500

(1)
Represents the grant date fair value of Common Share awards in 2016, 2015 and 2014, as applicable, compiled in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation.

(2)
We maintain a savings plan for eligible employees under section 401(k) of the Internal Revenue Code ("401(k)" plan) in which our named executive officers may participate, and provide (commencing in 2015) annual discretionary matching contributions to plan participants. The amounts listed in this column represent matching contributions made to each named executive officer in respect of their participation in our 401(k).

(3)
Mr. O'Brien's share awards amounts include $60,300, $142,470 and $74,700 of compensation received for services as a Managing Director for 2016, 2015 and 2014, respectively.

2016 Grants of Plan Based Awards

Share awards granted by the Company to the Company's President and Chief Executive Officer and Executive Vice President, Chief Financial Officer and Treasurer in 2016 provide that one tenth of each award vested on the date of grant and an additional one tenth vests on each of the next nine anniversaries of the grant date. Share awards granted by the Company to the Company's other named executive officers in 2016 provide that one fifth of each award vested on the date of grant and an additional one fifth vests on each of the next four anniversaries of the grant date. In the event a recipient

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who has been granted a share award ceases continuing to render significant services as an employee or otherwise, to the Company, RMR LLC or any company to which RMR LLC provides management services or that is affiliated with RMR LLC during the vesting period, at the Company's option, the recipient shall forfeit the Common Shares that have not yet vested. Holders of vested and unvested Common Shares awarded under the 2016 Equity Plan or under any prior equity compensation plans receive distributions that the Company makes, if any, on its Common Shares on the same terms as other holders of the Common Shares.

The following table shows the total Common Shares awarded by the Company to its named executive officers in 2016.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards(1)

Thomas M. O'Brien	5/19/2016	9,000	(2)	$60,300
	11/30/2016	200,000		1,320,000
Andrew J. Rebholz	11/30/2016	100,000		660,000
Michael J. Lombardi	11/30/2016	60,000		396,000
Mark R. Young	11/30/2016	60,000		396,000
Barry A. Richards	11/30/2016	60,000		396,000

(1)
Equals the number of Common Shares multiplied by the closing price on the date of the award grant, which is also the grant date fair value under ASC 718. No assumptions were used in this calculation.

(2)
Common Shares granted in Mr. O'Brien's capacity as a Managing Director, which vested fully on the grant date.

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2016 Outstanding Equity Awards at Fiscal Year End

		Stock Awards

Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Thomas M. O'Brien(3)	2016	180,000	$1,278,000
	2015	80,000	568,000
	2014	140,000	994,000
	2013	90,000	639,000
	2012	100,000	710,000
	2011	80,000	568,000
	2010	60,000	426,000
	2009	40,000	284,000
	2008	20,000	142,000

Andrew J. Rebholz(3)	2016	90,000	639,000
	2015	40,000	284,000
	2014	70,000	497,000
	2013	45,000	319,500
	2012	50,000	355,000
	2011	40,000	284,000
	2010	30,000	213,000

Michael J. Lombardi	2016	48,000	340,800
	2015	15,000	106,500
	2014	20,000	142,000
	2013	7,500	53,250

Mark R. Young	2016	48,000	340,800
	2015	15,000	106,500
	2014	20,000	142,000
	2013	7,500	53,250

Barry A. Richards	2016	48,000	340,800
	2015	15,000	106,500
	2014	20,000	142,000
	2013	7,500	53,250

(1)
Unless noted otherwise, Common Share awards granted by the Company to the Company's executive officers provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. The Common Shares granted in 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009 and 2008 were granted on November 30, 2016, December 8, 2015, December 2, 2014, November 19, 2013, December 4, 2012, November 29, 2011, December 1, 2010, December 8, 2009 and November 24, 2008, respectively. At the Company's option, in the event a recipient who has been granted a share award ceases to perform duties for the Company, RMR LLC or any company that RMR LLC manages or that is affiliated with RMR LLC during the vesting period, the recipient shall forfeit all or a portion of the Common Shares that have not yet vested.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 30, 2016.

(3)
These share awards provide that one tenth of each award vested on the grant date and one tenth vests on each of the next nine anniversaries of the grant date.

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2016 Stock Vested

The following table shows Common Share awards made in 2016 and prior years to the Company's named executive officers that vested in 2016.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Thomas M. O'Brien	194,000	$1,276,800
Andrew J. Rebholz	62,500	407,750
Michael J. Lombardi	44,500	289,450
Mark R. Young	44,500	289,450
Barry A. Richards	44,500	289,450

(1)
Equals the number of vesting Common Shares multiplied by the closing price on the date that such Common Shares vested in 2016.

Potential Payments upon Termination or Change in Control

From time to time, we have entered into arrangements with former employees of ours or RMR LLC in connection with the termination of their employment with us or RMR LLC, providing for the acceleration of vesting of Common Shares previously awarded to them under the 2016 Equity Plan and, in certain instances, payments for future services to us as a consultant or part time employee and continuation of health care and other benefits. Although we have no formal policy, plan or arrangement for payments to employees of ours or RMR LLC in connection with their termination of employment with us or RMR LLC, we may in the future provide on a discretionary basis for similar arrangements depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards (including those previously awarded) upon the occurrence of (i) a change in control of the Company (a "Change in Control") or (ii) RMR LLC ceasing to be the manager or shared services provider to the Company or certain employment termination events (a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Change in Control or Termination Event, if such event had occurred, as of December 31, 2016.

Name	Number of Shares Vested Upon Change in Control or Termination Event (#)	Value Realized on Change in Control or Termination Event as of December 31, 2016 ($)(1)

Thomas M. O'Brien	790,000	$5,609,000
Andrew J. Rebholz	365,000	2,591,500
Michael J. Lombardi(2)	90,500	642,550
Mark R. Young	90,500	642,550
Barry A. Richards	90,500	642,550

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 30, 2016.

(2)
On February 27, 2017, we entered into a Retirement Agreement with Mr. Lombardi in connection with his retirement from the Company that contemplates acceleration of vesting of Mr. Lombardi's unvested Common Shares. For additional information with respect to this agreement and Mr. Lombardi's retirement, please see Item 9B of the Annual Report.

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For a discussion of the consequences of a Change in Control or Termination Event under the Company's business and property management agreements with RMR LLC, see the above "Related Person Transactions" section.

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2016; (ii) discussed with RSM US LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.

Joseph L. Morea, Chair Barbara D. Gilmore Lisa Harris Jones

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APPROVAL OF THE TRAVELCENTERS OF AMERICA LLC MANAGEMENT INCENTIVE PLAN (ITEM 2)

Shareholders are being asked to approve the TravelCenters of America LLC Management Incentive Plan (the "MIP"). The Board, and separately, the Compensation Committee, has unanimously adopted the MIP, subject to shareholder approval. A copy of the MIP is set forth as Annex A to this Proxy Statement. Shareholders are encouraged to review the terms of the MIP carefully. The following summary of the MIP is qualified in its entirety by reference to the full text of the MIP.

Purpose of the MIP

The purpose of the MIP is to encourage the executive officers of the Company to continue their efforts for the Company by providing opportunities for them to earn cash bonuses and share-based awards which are eligible to be treated as "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)").

Section 162(m)

Section 162(m) generally precludes a public company from taking a tax deduction for annual compensation in excess of $1 million paid to the company's chief executive officer or any of the company's three next highest paid executive officers (excluding the company's principal financial officer). This cap on deductible compensation is, however, subject to several exceptions, including an exception for "performance based" compensation, which generally is compensation that meets certain requirements, including that (a) the compensation must be payable solely on account of the attainment of one or more objective, pre-established performance goals, (b) the performance goals must be established by a compensation committee comprised solely of two or more outside directors, (c) the material terms of the performance goals must be disclosed to and approved by shareholders before any of the performance based compensation is paid, and (d) the company's compensation committee must certify in writing that the performance goals have been satisfied before such compensation is paid. Shareholder approval of the MIP is intended to constitute approval of the material terms of the performance goal under the MIP for purposes of the foregoing requirements and, therefore, provide the Company with the opportunity to maximize the deductibility of executive compensation for tax purposes.

Material Terms of the TravelCenters of America LLC Management Incentive Plan

The material features of the MIP are described below.

Eligibility

Eligibility to participate in the MIP is limited to individuals who are executive officers of the Company on the date the Compensation Committee determines the participants in the MIP for the applicable plan year. Participants in the MIP shall be selected by the Compensation Committee from those executive officers. The Company currently has six executive officers, and the Compensation Committee has selected all of them, except Mr. Myers, as participants in the MIP for the period October 2016 to September 2017.

Performance Objective

The performance objective under the MIP is the Company's "EBITDAR" which is defined in the MIP as the Company's earnings excluding interest expense, income tax provision or benefit, depreciation and amortization expenses (including gain or loss on sales of fixed assets), real estate rent expense, gain or

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loss on extinguishment of debt, results of discontinued operations, unusual or infrequently occurring items, executive compensation under the MIP and litigation settlements. Each element of EBITDAR will be calculated in accordance with generally accepted accounting principles ("GAAP").

Administration

The MIP will be administered by the Compensation Committee and all members of the Compensation Committee must qualify at all relevant times as "outside directors" (as that term is defined in Section 162(m)).

MIP Process; Payment of Awards; Negative Discretion

Unless otherwise determined by the Compensation Committee, the performance period under the MIP will be the twelve month period commencing on October 1 of each calendar year and ending on September 30 of the following year. For each performance period, the maximum amount payable with respect to awards under the MIP shall be 5% of the Company's EBITDAR, if any, for such twelve month period (the "Plan Pool"). The Compensation Committee will allocate the percentage of the Plan Pool which may be earned by plan participants generally during the first 90 days of the performance period and will have the discretion whether to pay awards in the form of cash or shares. Cash awards for a performance period will, to the extent earned and established by the Compensation Committee, be paid as soon as practicable following the Compensation Committee's determination of awards for that performance period, and in no event later than March 15th of the year immediately following the performance period. Portions of awards payable in shares may be paid in the form of restricted or unrestricted Common Shares. If payment is made in restricted shares, the restricted shares may be subject to service-based vesting conditions which extend beyond the applicable performance period. Any share-based payment under the MIP will be issued pursuant to the 2016 Equity Plan (or a successor plan).

The Compensation Committee has the ability (sometimes referred to as "negative discretion") to reduce the amount otherwise payable to any participant, or all of them in the aggregate. During the historical twelve-month periods ended September 30, 2016, 2015 and 2014, the five executive officers selected for participation in the MIP for the period October 2016 to September 2017, were awarded incentive compensation amounts representing 2.4%, 1.4% and 2.0%, respectively, of EBITDAR for those same periods. It is currently anticipated that the Compensation Committee will use "negative discretion" to reduce the amounts otherwise payable pursuant to the MIP.

Limitations

No participant may receive an award under the MIP for any one performance period in excess of fifty percent (50%) of the Plan Pool. The Compensation Committee will not have the discretion to increase the amount otherwise payable to a participant based upon the amount of the Plan Pool and the allocation to that participant of a percentage of such Plan Pool.

Equitable Adjustment

To the extent consistent with the requirements of the qualified performance-based compensation exemption from the application of Section 162(m), the Compensation Committee has the authority to make equitable adjustments to the performance measure in recognition of unusual or nonrecurring events affecting the Company or any subsidiary or affiliate or the financial statements of the Company or any subsidiary or affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in GAAP or in accounting principles applied by the Company.

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Effectiveness of the MIP

Subject to obtaining shareholder approval, the MIP will be effective for awards beginning with the October 2016 to September 2017 performance period.

New Plan Benefits

The following table sets forth information concerning the maximum percentage allocation of the Plan Pool to participants in the MIP selected by the Compensation Committee for the October 2016 to September 2017 performance period under the MIP, subject to shareholder approval.

Name	Allocated Percentage of Plan Pool(1)

Thomas M. O'Brien	50%
Andrew J. Rebholz	20%
Michael J. Lombardi(2)	10%
Mark R. Young	10%
Barry A. Richards	10%

(1)
Potential amounts payable under the MIP (if any) for the October 2016 to September 2017 performance period are not presently determinable, as such amounts are dependent on the Company's EBITDAR for such period.

(2)
On February 27, 2017, we entered into a Retirement Agreement with Mr. Lombardi in connection with his retirement from the Company. The Retirement Agreement provides that Mr. Lombardi will continue to serve as the Company's Executive Vice President until June 30, 2017 and will remain employed by the Company through October 2, 2017, after which his employment will terminate. Therefore, although we are required to disclose Mr. Lombardi's participation in the MIP, we do not expect that Mr. Lombardi will receive any compensation under the MIP due to his retirement.

Term; Amendment and Termination

Subject to obtaining such shareholder approval, the MIP shall remain in effect until terminated by the Board or the Compensation Committee.

While it is anticipated that compensation paid under the MIP will constitute qualified performance-based compensation for purposes of Section 162(m), it is possible that it will not. The Company does not guarantee the tax treatment of compensation paid pursuant to the MIP. If the Company's shareholders do not approve the MIP, the MIP will not be effective.

Claw-back or Recoupment

Awards granted under the Plan shall be subject to any "claw-back" or recoupment policy of the Company in effect from time to time.

Other Information

Approval of the MIP requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2017 Annual Meeting.

The Board of Directors recommends a vote "FOR" the approval of the TravelCenters of America LLC Management Incentive Plan.

TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement    57

RATIFICATION OF THE
APPOINTMENT OF RSM US LLP
AS INDEPENDENT AUDITORS (ITEM 3)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of our operations and industry. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed RSM US LLP to serve as independent auditors for the fiscal year ending December 31, 2017. RSM US LLP has served as our independent auditors since October 6, 2014 when the Audit Committee approved the engagement of RSM US LLP as our independent registered public accounting firm and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of RSM US LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its shareholders.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to the Company by RSM US LLP for the fiscal years ended December 31, 2016 and 2015.

	2016 Fees(1)	2015 Fees

Audit Fees	$1,788,250	$1,843,568
Audit Related Fees	—	—
Tax Fees	38,750	42,200
All Other Fees	—	—

(1)
The amount of audit fees for 2016 is based on the fees estimate provided by RSM US LLP to and approved by the Audit Committee for services provided to us by RSM US LLP, including in connection with the audit of the Company's 2016 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

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Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged RSM US LLP in 2016 and 2015 were approved by the Audit Committee. The total fees for audit and non-audit services provided by RSM US LLP in 2016 and 2015 are set forth above and include estimated fee amounts. The tax fees charged by RSM US LLP during 2016 and 2015 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended December 31, 2015 and 2014, respectively. The Audit Committee approved the engagement of RSM US LLP in 2016 and 2015 to provide these non-audit services because it determined that RSM US LLP providing these services would not compromise RSM US LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by RSM US LLP that neither that firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of RSM US LLP will be present at the 2017 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2017 Annual Meeting. If shareholders fail to approve the

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proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of RSM US LLP as independent auditors.

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OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 1, 2017

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ANNEX A

TRAVELCENTERS OF AMERICA LLC
MANAGEMENT INCENTIVE PLAN

I.      Purpose of the Plan

The purpose of the TravelCenters of America LLC Management Incentive Plan (the "Plan") is to encourage the executive officers of TravelCenters of America LLC (the "Company") to continue their efforts for the Company by providing opportunities for them to earn cash bonuses and share-based awards (shares issued with respect to any share-based award hereunder shall be issued pursuant to the TravelCenters of America LLC 2016 Equity Compensation Plan or a successor plan) which constitute "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (together with the regulations issued thereunder, "Section 162(m)").

II.     Administration

The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company. All members of the Committee shall qualify at all relevant times as "outside directors" (as that term is defined in Section 162(m)). Without limitation, the Committee shall have the sole power and authority, consistent with the express terms of the Plan and the requirements of the qualified performance-based compensation exemption from the application of Section 162(m):

(a)
to select, subject to the eligibility requirements of Section IV, those employees of the Company or a subsidiary who shall receive awards under the Plan ("Participants");

(b)
to determine all of the terms and conditions of awards (which need not be identical for each Participant or any award);

(c)
to make adjustments to the terms and conditions applicable to awards in accordance with Section VII;

(d)
to determine final award amounts to be paid to Participants (including the ability to exercise the discretion to reduce (but not increase) the amount of the award otherwise payable to a Participant);

(e)
to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(f)
to construe and interpret the terms and provisions of the Plan and any award in its sole discretion; and

(g)
to make all other determinations deemed necessary or advisable for the administration of the Plan.

All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Committee, nor any officer or employee of the Company or a subsidiary acting on behalf of the Committee, shall be personally liable for any action, determination for consistency or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company or a subsidiary acting on their behalf shall, to the extent permitted by law, be fully indemnified by the Company in respect of any such action, determination or interpretation.

III.    Term

The Plan was adopted by the Board on November 30, 2016 (the "Effective Date"), subject to approval by the Company's shareholders at the 2017 Annual Meeting of Shareholders. Subject to obtaining such approval, the Plan shall remain in effect until terminated by the Board or the Committee.

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IV.   Eligibility and Participation

Eligibility to participate in the Plan shall be limited to individuals who are executive officers of the Company on the date the Committee determines the Participants in the Plan for the applicable Plan year. Participants in the Plan shall be selected by the Committee from those executive officers eligible to participate in the Plan.

V.    Performance Period; Maximum Plan Funding Amount

Unless otherwise determined by the Committee, the performance period under the Plan shall be the twelve month period commencing on October 1 of each year and ending on September 30 of the following year. For each such twelve month period (whether or not the Committee uses such twelve month period or a different performance period or periods), the maximum amount payable with respect to awards under the Plan shall be 5% of the Company's EBITDAR, if any, for such twelve month period (the "Plan Pool"). For purposes of applying the foregoing limit, amounts payable with respect to a performance period shall be counted toward the limit applicable to the twelve month period (October 1 to September 30) in which the performance period ends. For purposes of the Plan, EBITDAR is defined as on Appendix A hereto, and each element of EBITDAR shall be determined in accordance with generally accepted accounting principles (and shall be subject to adjustment pursuant to Section VII).

VI.   Determination of Participants and Awards for a Performance Period; Contemplated Procedures

(a)
Not later than the 90th day of each performance period, or if shorter, prior to the time that 25% of the applicable performance period has elapsed (such 90 day or shorter period, the "Window Period"), the Committee shall establish in writing (i) the identity of each of the executive officers who will be Participants in the Plan for such performance period and (ii) the percentage of the aggregate Plan Pool which each Participant is eligible to earn for such performance period (referred to herein as the Participant's "Maximum Bonus Allocation"). In no event shall the aggregate Maximum Bonus Allocations to Participants for a performance period exceed 100% of the Plan Pool.

(b)
Notwithstanding anything in the Plan to the contrary, no Participant shall receive an award under the Plan for any one performance period in excess of fifty percent (50%) of the Plan Pool. Neither the termination of a Participant's employment prior to the payment of awards with respect to such performance period, the failure of a Participant to earn or be awarded some or all of his or her bonus hereunder (such as in the case of an exercise of the Committee's authority to reduce the amount of a bonus otherwise payable hereunder) nor any other event shall result in an increase in any other Participant's Maximum Bonus Allocation for a performance period.

(c)
As soon as practicable following the end of the applicable performance period, the Committee shall (i) certify in writing the amount of the Company's EBITDAR for the performance period (if any), (ii) calculate the amount of the Plan Pool based on such EBITDAR results and (iii) calculate each Participants' Maximum Bonus Allocation for the performance period. Following such certification and calculation, the Committee shall determine the Participants' annual cash bonus and annual share awards for the completed performance period. The value of the annual cash bonus and annual share awards for the completed performance period may not exceed the Participant's Maximum Bonus Allocation and may be reduced to a value less than the Participant's Maximum Bonus Allocation if the Committee determines in its sole discretion to reduce the amount payable (which determination need not be uniform as between Participants). For purposes of determining whether the value of the annual award exceeds the Participant's Maximum Bonus Allocation for the performance period, bonus awards shall be measured at their cash value and share awards, whether restricted or not, shall be valued at the closing price of the Company's common shares on the last trading day prior to the date upon which the Committee makes its final bonus determination.

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VII.  Equitable Adjustment

Solely to the extent consistent with the requirements of the qualified performance-based compensation exemption from the application of Section 162(m), the Committee shall have the authority to make equitable adjustments to the performance measure hereunder in recognition of unusual or nonrecurring events affecting the Company or any subsidiary or affiliate or the financial statements of the Company or any subsidiary or affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

VIII. Payment of Awards

Cash awards for a performance period will, to the extent earned and established by the Committee under Section VI be paid (subject to applicable withholding) as soon as practicable following the Committee's determination of awards for that performance period, and in no event later than March 15th of the year immediately following the performance period. Portions of awards payable in shares shall be paid in the form of restricted or unrestricted of the Company's common shares, which may be subject to service based vesting conditions which extend beyond the applicable performance period.

IX.   Code Section 409A

The intent of the Company is that payments and benefits under the Plan be exempt from the requirements of Section 409A of the Internal Revenue Code and the Plan shall be interpreted and administered in accordance with such intention.

X.    Other Provisions

(a)
Except as the Committee may otherwise determine in its sole discretion (subject in all cases to compliance with the performance-based compensation exemption to Section 162(m)), termination of employment of a Participant for any reason prior to the payment of the award for a performance period shall result in such Participant ceasing to be eligible for an award under the Plan for such performance period.

(b)
The rights and interests of a participant under the Plan shall not be assigned, encumbered or transferred. No employee or other person shall have any claim or right to be granted an award under the Plan. Neither the Plan, nor any action taken thereunder, shall be construed as giving a Participant or other person any right to be retained in the employ of the Company or a subsidiary.

(c)
The Company shall have the right to deduct from all payments made under the Plan any taxes required by law to be withheld with respect to such payment.

(d)
All questions pertaining to the validity, construction and administration of the Plan and any award hereunder shall be determined in conformity with the laws of the state in which the Company is organized.

(e)
The Board, in its sole discretion, may modify or amend any or all of the Plan at any time and, without notice, may suspend or terminate the Plan entirely.

(f)
All obligations of the Company under the Plan with respect to awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

(g)
Awards granted under the Plan shall be subject to any "claw-back" or recoupment policy of the Company in effect from time to time.

TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement    A-3

(h)
This Plan shall be unfunded and the Company shall not be required to establish any segregation of assets to assure payment of any awards made hereunder.

(i)
All amounts paid or payable under this Plan shall be subject to the Plan being approved by the Company's shareholders in accordance with the requirements of Section 162(m); provided that awards may be made hereunder in advance of, and subject to, such approval.

A-4    TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement

 APPENDIX A

For purposes of the Plan, the Company's EBITDAR shall mean the Company's earnings excluding interest expense, income tax provision or benefit, depreciation and amortization expenses (including gain or loss on sales of fixed assets), real estate rent expense, gain or loss on extinguishment of debt, results of discontinued operations, unusual or infrequently occurring items, executive compensation under this Plan and litigation settlements. Each element of EBITDAR listed in the previous sentence shall be calculated in accordance with GAAP.

TRAVELCENTERS OF AMERICA LLC     2017 Proxy Statement    A-5

THANK YOU

Thank you for being a shareholder of
TravelCenters of America LLC.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on May 18, 2017. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on May 18, 2017. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m. Eastern time on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to TravelCenters of America LLC, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by TravelCenters of America LLC in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TRAVELCENTERS OF AMERICA LLC C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E19690-P86107 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TRAVELCENTERS OF AMERICA LLC 1. Election of Directors. For Withhold Nominee (for Independent Director in Group I): Joseph L. Morea Nominee (for Managing Director in Group I): Barry M. Portnoy ! ! ! ! For Against Abstain ! ! ! ! ! ! 2. Approval of the TravelCenters of America LLC Management Incentive Plan. 3. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2017 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors Recommends a Vote FOR all Nominees for Director in Proposal 1 and FOR Proposals 2 and 3.

TRAVELCENTERS OF AMERICA LLC ANNUAL MEETING OF SHAREHOLDERS May 19, 2017, 9:30 a.m., Eastern time Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2017 Annual Meeting of Shareholders of TravelCenters of America LLC will address the following items of business: 1. Election of the Directors named in the Proxy Statement to the Company's Board of Directors; 2. Approval of the TravelCenters of America LLC Management Incentive Plan; and 3. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2017 fiscal year. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. E19691-P86107 TRAVELCENTERS OF AMERICA LLC 24601 Center Ridge Road Westlake, OH 44145 Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2017 Annual Meeting of Shareholders of TravelCenters of America LLC (the "Company"), including the Company's annual report and proxy statement, are available on the internet. To view the proxy materials or authorize a proxy online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of TravelCenters of America LLC. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark, Thomas M. O'Brien and Mark R. Young, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2017 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on May 19, 2017, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the proxy statement, which includes the notice of 2017 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) Address Changes/Comments:

QuickLinks

Notice of 2017 Annual Meeting of Shareholders and Proxy Statement
Audit Committee
Compensation Committee
Nominating and Governance Committee
TRAVELCENTERS OF AMERICA LLC MANAGEMENT INCENTIVE PLAN
APPENDIX A